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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01474

AIM Stock Funds
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas			77046
(Address of principal executive offices)			(Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(713) 626-1919

Date of fiscal year end:	7/31

Date of reporting period:	07/31/06

Item 1. Reports to Stockholders.

DOMESTIC EQUITY	AIM Dynamics Fund

Annual Report to Shareholders • July 31, 2006

MID-CAP GROWTH

Table of Contents

Supplemental Information	1
Letters to Shareholders	2
Performance Summary	4
Management Discussion	4
Fund Expenses	6
Long-term Fund Performance	7
Approval of Advisory Agreement	9
Schedule of Investments	F-1
Financial Statements	F-5
Notes to Financial Statements	F-8
Financial Highlights	F-15
Auditor’s Report	F-20
Tax Disclosures	F-21
Trustees and Officers	F-22

[COVER GLOBE IMAGE]

[AIM investment solutions]

[Graphic]	[Graphic]	[Graphic]

[Domestic	[International/	[Sector
Equity]	Global Equity]	Equity]

[Graphic]	[Graphic]	[Graphic]

[Fixed	[Allocation	[Diversified
Income]	Solutions]	Portfolios]

[AIM Investments Logo]

– registered trademark –

AIM DYNAMICS FUND seeks long-term capital growth.

• Unless otherwise stated, information presented in this report is as of July 31, 2006, and is based on total net assets.

About share classes

• Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

• Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

• Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

• Effective October 21, 2005, Class K shares were converted to Class A shares.

Principal risks of investing in the Fund

• Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

• Investing in a fund that invests in mid-size companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

• Equity stocks are subject to market risk, meaning equity stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

• Investing in emerging markets involves greater risk than investing in more established markets. Risks for emerging markets include, for instance, risks relating to the relatively smaller size and lesser liquidity of these markets, high inflation rates, adverse political developments and lack of timely information.

• Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

• The Fund invests in “growth stocks” which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.

• At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.

About indexes used in this report

• The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

• The unmanaged Russell Midcap —registered trademark— Growth Index is a subset of the Russell Midcap —registered trademark— Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.

• The unmanaged Lipper Mid-Cap Growth Funds Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper Inc., an independent mutual fund performance monitor.

• The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

• A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

• The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

• Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

Continued on page 8

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund NASDAQ Symbols

Class A Shares	IDYAX
Class B Shares	IDYBX
Class C Shares	IFDCX
Class R Shares	IDYRX
Investor Class Shares	FIDYX

Not FDIC Insured      May lose value     No bank guarantee

AIMinvestments.com

1

AIM Dynamics Fund

Dear Shareholders of The AIM Family of Funds —registered trademark—:

We’re pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review in this report, and what factors affected its performance. That discussion begins on page 4.

[TAYLOR PHOTO]

It’s been said nothing is certain but death and taxes. We would venture to add that one other thing is certain: Markets change—and change often—in the short term, in response to constantly changing economic, geopolitical and other factors. For example, domestic and global markets were generally strong from October 2005 through April 2006, as economic growth appeared robust and inflation seemed contained. But as new economic data suggested inflation might be higher than previously estimated in the U.S. and elsewhere, those same markets demonstrated weakness and volatility in the May–July period.

Philip Taylor

While we can’t do anything about the ambiguity and uncertainty surrounding death and taxes, we can suggest an alternative to reacting to fluctuating short-term market conditions: Maintain a diversified portfolio. AIM Investments –registered trademark– can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that’s right for you regardless of market conditions. AIM offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios—with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

We’ve changed the look of our annual reports to reflect that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color—green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund’s asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

AIM has a variety of investment solutions, and knowing which ones are right for your portfolio is complex. That’s why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that’s based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

At a recent meeting of the AIM Funds board, Robert H. Graham relinquished his position as president of AIM Funds, a post customarily held by the chief executive officer of AIM Investments. Bob—one of three founders of AIM Investments in 1976—has a well-earned reputation for being one of the most knowledgeable leaders in the mutual fund industry. As I assume Bob’s previous responsibilities, I’m pleased that he’ll remain actively involved as the vice chair of AIM Funds.

Our commitment to you

In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we’re pleased you’ve placed your trust in us.

Information about investing, the markets and your Fund is always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President – AIM Funds
CEO, AIM Investments

September 15, 2006

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and
A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

2

AIM Dynamics Fund

Dear Fellow AIM Fund Shareholders:

At our meeting at the end of June, your Board completed its comprehensive review* of each fund’s advisory agreement with A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

[CROCKETT PHOTO]

Looking ahead, your Board finds many reasons to be positive about AIM’s management and strategic direction. Most importantly, AIM management’s investment management discipline is paying off in terms of improved overall performance. While work remains to be done, AIM’s complex-wide, asset-weighted mutual fund performance for the trailing one-, three- and five-year periods is at its highest since 2000 for the period ended August 31, 2006. We are also pleased with AIM management’s efforts to seek more cost-effective ways of delivering superior service.

Bruce L. Crockett

In addition, AIM is realizing the benefits of belonging to a leading independent global investment management organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP manages more than $414 billion globally, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they can serve you by enhancing performance and reducing costs.

The seven new AIM funds—which include Asian funds, structured U.S. equity funds and specialized bond funds—are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM’s Web site.

Your Board is very pleased with the overall direction and progress of the AIM Funds. We’re working closely and effectively with AIM’s management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board

September 15, 2006

*To learn more about all the factors we considered before approving each fund’s advisory agreement, go to the “Products & Performance” tab at the AIM Web site (AIMinvestments.com) and click on “Investment Advisory Agreement Renewals.” The approval of advisory agreement information for your Fund is also included in this annual report on pages 9–10.

3

AIM Dynamics Fund

Management’s discussion of Fund performance

Performance summary

For the fiscal year ended July 31, 2006, AIM Dynamics Fund, excluding sales charges, posted positive returns and outperformed the Fund’s style-specific index, the Russell Midcap Growth Index. Stock selection across several sectors drove this relative outperformance, with the widest margin of outperformance in the consumer discretionary, consumer staples, telecommmunication services, information technology (IT) and energy sectors.

The Fund also outperformed the broad market as represented by the large-cap oriented S&P 500 Index. This was largely due to stock selection.

Your Fund’s long-term performance appears on pages 7 and 8.

Fund vs. Indexes

Total returns, 7/31/05–7/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	6.49%
Class B Shares	5.67
Class C Shares	5.67
Investor Class Shares	6.44
S&P 500 Index (Broad Market Index)	5.38
Russell Midcap Growth Index (Style-Specific Index)	2.98
Lipper Mid-Cap Growth Funds Index (Peer Group Index)	4.56

Source: Lipper Inc.

How we invest

We believe a growth investment strategy is an essential component of a diversified portfolio. The Fund seeks to meet its objective by investing, normally, 65% of its assets in equity securities of mid capitalization companies. The principal type of equity security purchased by the Fund is common stock.

Our investment process combines quantitative and fundamental analysis to uncover companies exhibiting long-term, sustainable earnings and cash flow growth that is not yet reflected by the stock’s market price.

Our quantitative model ranks companies based on factors we have found to be highly correlated with outperformance in the mid-cap growth universe, including:

• Earnings—focus on companies exhibiting strong growth in earnings, revenue and cash flows.

• Quality—focus on companies with sustainable earnings growth and management teams that profitably reinvest shareholder cash flow.

• Valuation—focus on companies that are attractively valued given their growth potential.

Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts. Our fundamental analysis focuses on identifying both industries and companies with strong drivers of growth.

Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by investing in sectors, industries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to manage stock-specific risk by building a diversified portfolio.

We consider selling a stock for any of the following reasons:

• The stock is overvalued based on our analysis.

• A change in fundamental metrics or industry environment indicates potential problems.

• A change in market capitalization—if a stock grows and moves into the large-cap range.

• A better stock candidate with higher potential return is found.

Market conditions and your Fund

Despite widespread concern about the potential impact of rising short-term interest rates, historically high energy prices, ongoing concern about a housing bubble and the long-

(continued)

Portfolio composition

By sector
Health Care	19.9%
Information Technology	19.2
Consumer Discretionary	15.0
Industrials	13.3
Financials	9.5
Energy	9.2
Telecommunication Services	5.5
Materials	3.4
Consumer Staples	2.8
Money Market Funds
Plus Other Assets Less Liabilities	2.2

Top five industries*

1. Application Software	4.7%
2. Wireless Telecommunication Services	4.2
3. Pharmaceuticals	4.1
4. Semiconductors	3.8
5. Managed Health Care	3.4

Total Net Assets	$1.8 billion
Total Number of Holdings*	103

Top 10 equity holdings*

1. CB Richard Ellis Group, Inc.-Class A	1.8%
2. Precision Castparts Corp.	1.7
3. Polo Ralph Lauren Corp.	1.7
4. Corrections Corp. of America	1.6
5. Schwab (Charles) Corp. (The)	1.6
6. Alliance Data Systems Corp.	1.5
7. NII Holdings Inc.	1.4
8. AmeriCredit Corp.	1.4
9. Chicago Mercantile Exchange Holdings Inc.	1.4
10. Cooper Industries, Ltd.-Class A	1.4

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4

AIM Dynamics Fund

term economic effects of two devastating Gulf Coast hurricanes, the equity markets generated positive returns for the fiscal year. During the reporting period, the U.S. Federal Reserve Board (the Fed) ushered in Ben Bernanke as the new Fed chairman, and continued its tightening policy by raising the key federal funds target rate to 5.25%. In this environment, positive performance in the Russell Midcap Growth Index was broad-based, with the highest returns in the telecommunication services, materials and energy sectors.

The Fund outperformed the Russell Midcap Growth Index in seven out of 10 economic sectors. Outperformance in the consumer discretionary sector was driven by strong stock selection and an underweight position, as many consumer-related stocks struggled during the reporting period due to concerns that higher interest rates and energy prices would crimp consumer spending and slow the economy. However, some holdings held up in this environment, including Scientific Games and Office Depot. Scientific Games made a key contribution to Fund performance as many gaming stocks enjoyed strong business fundamentals. Shares of office products retailer Office Depot rose after the company reported better than expected earnings results due to improving profit margins and strong sales growth.

Two holdings in the consumer staples sector made significant contributions to Fund performance—Hansen Natural and Archer Daniels Midland. Hansen Natural, a maker of alternative sodas, juices and teas, including the popular MonsterTM energy drink, was up over 300% during the reporting period due to strong sales of its products. Archer Daniels is the largest U.S. producer of ethanol alcohol from corn. Ethanol is a grain alcohol mainly used as a fuel additive in gasoline to reduce vehicle emissions and enhance engine performance. It was in strong demand after many refiners phased out the use of MTBE, a gasoline additive, due to legal concerns. Archer Daniels benefited from the high demand and rising prices for ethanol.

The telecommunication services sector was the top-performing sector in the Russell Midcap Growth Index during the reporting period. In this area, the Fund benefited from both stock selection and a large overweight position. Several wireless holdings made key contributions to Fund performance, including American Tower, NII Holdings and Leap Wireless.

Solid stock selection in the information technology sector also enhanced Fund performance, as our investment process led us to invest in a number of stocks in the software and services industry that performed well during the period. Software holdings that performed well included Red Hat and Citrix Systems. In the technology services area, Alliance Data Systems, a processor of private-label credit cards for retailers, rose after reporting earnings above analysts’ expectations due to securing a number of new contracts. We also had success with Cognizant Technologies.

The energy sector experienced wide swings but finished with gains for the fiscal year. In this volatile environment, the Fund benefited from strong stock selection and an overweight position. The top contributor in the energy sector during the reporting period was Aventine Renewable Energy Holdings, one of the leading producers and marketers of ethanol. Aventine’s stock price was up more than 100% during the reporting period due to strong demand and rising prices for this commodity.

The Fund underperformed relative to the Russell Midcap Growth Index in only three sectors—health care, financials and utilities. Underperformance in the health care and financials sectors was driven largely by stock selection. In the health care sector, two of the largest detractors included health care providers and services holdings Amerigroup and Lifepoint Hospitals. In the financials sector, key detractors included real estate investment trust holdings Aames Investment and Friedman Billings Ramsey. Insurance holdings National Financial Partners and Endurance Specialty Holdings also detracted from Fund performance. All of these holdings were subsequently sold during the reporting period due to deteriorating fundamentals.

Underperformance in the utilities sector was driven largely by an underweight position, as this was one of the top performing sectors in the Russell Midcap Growth Index during the fiscal year.

Overall positioning of the Fund was little changed during the period. Exposure was added to the industrials, health care and telecommunication services sectors and reduced in the consumer discretionary sector. All changes to the Fund were based on our bottom-up stock selection process of identifying what we consider high quality growth companies trading at what we believe are attractive valuations.

In closing

Although we are pleased to have provided positive performance for our investors during the reporting period, we are always striving to improve performance and help you meet your financial goals. We remain committed to our investment process of focusing on attractively priced stocks of mid-cap companies with growing cash flow and earnings.

We thank you for your commitment to AIM Dynamics Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures on the inside front cover.

[RASPLICKA PHOTO]

Paul J. Rasplicka Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Dynamics Fund. Mr. Rasplicka began his investment career in 1982. A native of Denver, Mr. Rasplicka is a magna cum laude graduate of the University of Colorado at Boulder with a B.S. in business administration. He earned an M.B.A. from the University of Chicago. He is also a Chartered Investment Counselor.

[FARMER PHOTO]

Karl F. Farmer Chartered Financial Analyst, portfolio manager, is manager of AIM Dynamics Fund. He earned a B.S. in economics from Texas A&M University, graduating magna cum laude. He subsequently earned his M.B.A. in finance from The Wharton School at the University of Pennsylvania.

Assisted by the Mid Cap Growth/GARP (growth-at-reasonable price) Team

For a presentation of your Fund’s long-term performance, please see pages 7 and 8.

5

AIM Dynamics Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2006, through July 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2006, appear in the table “Cumulative Total Returns” on page 8.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(2/1/06)	(7/31/06)(1)	Period(2)	(7/31/06)	Period(2)	Ratio
A	$1,000.00	$965.20	$5.31	$1,019.39	$5.46	1.09%
B	1,000.00	961.50	8.95	1,015.67	9.20	1.84
C	1,000.00	961.90	8.95	1,015.67	9.20	1.84
R	1,000.00	963.60	6.52	1,018.15	6.71	1.34
Investor	1,000.00	964.70	5.31	1,019.39	5.46	1.09

(1)     The actual ending account value is based on the actual total return of the Fund for the period February 1, 2006, through July 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2006, appear in the table “Cumulative Total Returns” on page 8.

(2)     Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

6

AIM Dynamics Fund

Your Fund’s long-term performance

Results of a $10,000 Investment

Fund and index data from 7/31/96

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000 and so on.

[MOUNTAIN CHART]

	AIM Dynamics Fund-	S&P 500	Russell Midcap Growth	Lipper Mid-Cap
Date	Investor Class Shares	Index	Fund Index	Growth Funds Index
7/96	$10000	$10000	$10000	$10000
8/96	10767	10211	10541	10648
9/96	11373	10785	11210	11371
10/96	11422	11083	11079	10944
11/96	11866	11920	11731	11195
12/96	11514	11684	11534	11137
1/97	11782	12413	12044	11422
2/97	11193	12511	11779	10663
3/97	10567	11998	11113	9852
4/97	10738	12713	11385	9767
5/97	11873	13490	12406	11039
6/97	12311	14090	12749	11504
7/97	13668	15211	13969	12206
8/97	13436	14360	13833	12173
9/97	14410	15146	14533	13044
10/97	13936	14640	13805	12314
11/97	13972	15317	13951	12117
12/97	14290	15580	14134	12400
1/98	14125	15752	13879	12166
2/98	15559	16888	15184	13199
3/98	16500	17752	15821	13883
4/98	16797	17934	16035	13943
5/98	16122	17626	15376	13130
6/98	16910	18341	15811	13734
7/98	16183	18148	15134	12820
8/98	13031	15526	12245	10056
9/98	13901	16521	13171	11105
10/98	14536	17863	14141	11513
11/98	15560	18945	15095	12388
12/98	17614	20036	16658	13986
1/99	18632	20874	17158	14681
2/99	17615	20225	16319	13540
3/99	19214	21034	17228	14506
4/99	20300	21848	18013	15101
5/99	20366	21333	17781	15038
6/99	22055	22514	19022	16250
7/99	21687	21814	18417	16027
8/99	21608	21706	18225	15946
9/99	21799	21112	18070	16412
10/99	23957	22447	19467	17863
11/99	26319	22903	21483	20103
12/99	30261	24250	25203	24297
1/00	29723	23032	25198	23880
2/00	36488	22597	30495	29864
3/00	34838	24806	30527	27762
4/00	31490	24060	27563	24100
5/00	29289	23566	25554	21933
6/00	33806	24147	28266	25342
7/00	32599	23770	26476	24290
8/00	37573	25245	30469	27467
9/00	37329	23913	28979	26147
10/00	34156	23811	26996	24033
11/00	26420	21936	21129	19007
12/00	27910	22043	22242	20377
1/01	28873	22825	23513	20654
2/01	23225	20745	19446	17556
3/01	19597	19431	16663	15693
4/01	22886	20940	19440	17762
5/01	22357	21081	19349	17909
6/01	22064	20568	19359	17839
7/01	20233	20365	18053	16901
8/01	18143	19092	16745	15768
9/01	14338	17550	13977	13494
10/01	15877	17885	15447	14245
11/01	18111	19256	17110	15415
12/01	18734	19425	17760	16084
1/02	18357	19142	17183	15469
2/02	16593	18773	16209	14700
3/02	17992	19479	17446	15626
4/02	16745	18298	16523	15107
5/02	15958	18164	16030	14603
6/02	14112	16871	14261	13291
7/02	12712	15556	12875	11857
8/02	12430	15658	12830	11716
9/02	11441	13958	11811	10988
10/02	12618	15185	12726	11542
11/02	13559	16078	13722	12228
12/02	12535	15134	12893	11505
1/03	12476	14738	12766	11334
2/03	12288	14517	12655	11159
3/03	12429	14657	12891	11319
4/03	13288	15864	13769	12113
5/03	14335	16699	15093	13114
6/03	14559	16912	15309	13320
7/03	15064	17211	15856	13845
8/03	15805	17546	16729	14526
9/03	15228	17360	16405	14039
10/03	16603	18341	17727	15140
11/03	17133	18503	18201	15500
12/03	17333	19472	18400	15579
1/04	17781	19830	19007	15973
2/04	17957	20105	19326	16193
3/04	17827	19802	19289	16189
4/04	17439	19491	18744	15676
5/04	17709	19758	19187	16017
6/04	17955	20142	19492	16402
7/04	16686	19476	18201	15237
8/04	16416	19554	17977	14973
9/04	17097	19766	18648	15614
10/04	17497	20068	19281	16075
11/04	18590	20879	20276	16969
12/04	19401	21590	21248	17765
1/05	19036	21063	20679	17191
2/05	19329	21506	21203	17413
3/05	19070	21126	20893	17066
4/05	18035	20725	20066	16244
5/05	18976	21384	21215	17208
6/05	19576	21415	21610	17602
7/05	20823	22211	22871	18615
8/05	20835	22009	22731	18557
9/05	20883	22187	23025	18881
10/05	20119	21817	22348	18356
11/05	21177	22641	23560	19349
12/05	21412	22649	23818	19467
1/06	22975	23249	25245	20804
2/06	22975	23311	24934	20624
3/06	23740	23602	25631	21312
4/06	24351	23918	25739	21511
5/06	23211	23231	24528	20314
6/06	23058	23262	24428	20323
7/06	22158	23405	23552	19464

Source: Lipper, Inc.

7

AIM Dynamics Fund

Average Annual Total Returns

As of 7/31/06, including applicable sales charges

Class A Shares
Inception (3/28/02)	3.58%
1 Year	0.64

Class B Shares
Inception (3/28/02)	3.74%
1 Year	0.67

Class C Shares
Inception (2/14/00)	-6.75%
5 Years	1.02
1 Year	4.67

Investor Class Shares
Inception (9/15/67)	9.07%
10 Years	8.28
5 Years	1.84
1 Year	6.44

Average Annual Total Returns

As of 6/30/06, the most recent calendar quarter-end, including applicable sales charges

Class A Shares
Inception (3/28/02)	4.60%
1 Year	11.29

Class B Shares
Inception (3/28/02)	4.80%
1 Year	11.86

Class C Shares
Inception (2/14/00)	-6.25%
5 Years	0.08
1 Year	15.95

Investor Class Shares
Inception (9/15/67)	9.20%
10 Years	7.81
5 Years	0.89
1 Year	17.78

Cumulative Total Returns

6 months ended 7/31/06, excluding applicable sales charges

Class A Shares	-3.48%
Class B Shares	-3.85
Class C Shares	-3.81
Class R Shares	-3.64
Investor Class Shares	-3.53

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past on Class B shares and Class C shares, performance would have been lower.

Continued from inside front cover

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com.  From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings.  Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01474 and 002-26125.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

8

AIM Dynamics Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Stock Funds (the “Board”) oversees the management of AIM Dynamics Fund (the “Fund”) and, as required by law, determines annually whether to approve the continuance of the Fund’s advisory agreement with A I M Advisors, Inc. (“AIM”). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Fund and AIM for another year, effective July 1, 2006.

The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board’s ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund’s proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms’ length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

The discussion below serves as a summary of the Senior Officer’s independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm’s length negotiations.

Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

• The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

• The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM’s portfolio and product review process, various back office support functions provided by AIM and AIM’s equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

• The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund’s performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

• The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Mid Cap Growth Funds Index. The Board noted that the Fund’s performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

• Meetings with the Fund’s portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund’s portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

• Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

• Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was (i) below the effective advisory fee rate (before waivers) for a mutual fund advised by AIM with investment strategies comparable to those of the Fund; (ii) below the effective advisory fee rates (before waivers) for two variable insurance funds advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; (iii) above the effective sub-advisory fee rate for one offshore fund advised and sub-advised by AIM affiliates with investment strategies comparable to those of the Fund, although the total advisory fees for such offshore fund were above those for the Fund; and (iv) comparable to the effective sub-advisory fee rates for two variable insurance funds sub-advised by an AIM affiliate and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although the total advisory fees for such variable insurance funds were above those for the Fund. The Board noted that AIM has agreed to limit the Fund’s total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

• Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund’s rate was below the median rate of the funds advised by other advisors with investment strategies comparable to

(continued)

9

AIM Dynamics Fund

those of the Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund’s total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

• Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through July 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through July 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund’s estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

• Breakpoints and economies of scale. The Board reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund’s advisory fees, and noted that such fees, as a percentage of the Fund’s net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund’s asset levels at the end of the past calendar year and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board concluded that the Fund’s fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund’s advisory fee schedule.

• Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, “cash balances”) of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

• Independent written evaluation and recommendations of the Fund’s Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM’s affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer’s written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer’s written evaluation.

• Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM’s (and its affiliates’) investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM’s operations remain profitable, although increased expenses in recent years have reduced AIM’s profitability. Based on the review of the profitability of AIM’s and its affiliates’ investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

• Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through “soft dollar” arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

• AIM’s financial soundness in light of the Fund’s needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

• Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board’s knowledge of AIM’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

• Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board’s approval of the continuance of the Advisory Agreement for the Fund.

10

Supplement to Annual Report dated 7/31/06

AIM Dynamics Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns

For periods ended 7/31/06

Inception (5/22/00)	-3.55%
5 Years	2.30
1 Year	6.91
6 Months*	-3.30

Average Annual Total Returns

For periods ended 6/30/06, most recent calendar quarter-end

Inception (5/22/00)	-2.98%
5 Years	1.35
1 Year	18.30
6 Months*	7.89

*Cumulative total return that has not been annualized

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800-451-4246 or visit AIMinvestments.com.

NASDAQ Symbol	IDICX

Over for information on your Fund’s expenses.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[Your goals.
		Our solutions.]	[AIM Investments Logo]
		– registered trademark –	– registered trademark –

AIMinvestments.com	I-DYN-INS-1	A I M Distributors, Inc.

Information about your Fund’s expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2006, through July 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total return after expenses for the six months ended July 31, 2006, appears in the table on the front of this supplement.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(2/1/06)	(7/31/06)(1)	Period(2)	(7/31/06)	Period(2)	Ratio
Institutional	$1,000.00	$967.00	$3.02	$1,021.72	$3.11	0.62%

(1)     The actual ending account value is based on the actual total return of the Fund for the period February 1, 2006, through July 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total return after expenses for the six months ended July 31, 2006, appears in the table on the front of this supplement.

(2)     Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

AIMinvestments.com	I-DYN-INS-1	A I M Distributors, Inc.

AIM DYNAMICS FUND

Schedule of Investments

July 31, 2006

	Shares	Value
Common Stocks & Other Equity Interests–97.85%
Advertising–1.05%
Clear Channel Outdoor Holdings, Inc.–Class A(a)	936,239	$19,211,624
Aerospace & Defense–2.25%
L-3 Communications Holdings, Inc.	132,749	9,776,964
Precision Castparts Corp.	527,067	31,439,546
		41,216,510
Agricultural Products–0.90%
Archer-Daniels-Midland Co.	372,797	16,403,068
Air Freight & Logistics–1.10%
UTI Worldwide, Inc.	862,420	20,094,386
Apparel, Accessories & Luxury Goods–3.33%
Carter's, Inc.(a)	493,170	10,756,038
Coach, Inc.(a)	659,563	18,936,054
Polo Ralph Lauren Corp.	550,691	31,411,414
		61,103,506
Application Software–4.71%
Amdocs Ltd.(a)	542,492	19,681,610
Cadence Design Systems, Inc.(a)	1,166,157	18,880,082
Citrix Systems, Inc.(a)	513,275	16,306,746
Hyperion Solutions Corp.(a)	309,361	9,639,689
TIBCO Software Inc.(a)	2,727,869	21,713,837
		86,221,964
Asset Management & Custody Banks–0.54%
AllianceBernstein Holding L.P.	151,936	9,875,840
Biotechnology–2.09%
Celgene Corp.(a)	400,000	19,156,000
Genzyme Corp.(a)	279,091	19,056,334
		38,212,334
Building Products–0.46%
NCI Building Systems, Inc.(a)	180,685	8,445,217
Casinos & Gaming–2.21%
Scientific Games Corp.–Class A(a)	715,999	24,322,486
Station Casinos, Inc.	293,489	16,100,807
		40,423,293

	Shares	Value
Coal & Consumable Fuels–1.19%
Aventine Renewable Energy Holdings, Inc.(a)(b)	116,000	$3,433,600
Aventine Renewable Energy Holdings, Inc.(a)(c)(d)	687,399	18,312,309
		21,745,909
Communications Equipment–1.40%
Polycom, Inc.(a)	759,357	16,857,726
Tellabs, Inc.(a)	943,576	8,869,614
		25,727,340
Computer Storage & Peripherals–0.50%
Network Appliance, Inc.(a)	306,883	9,111,356
Construction & Engineering–0.55%
Foster Wheeler Ltd.(a)	262,027	9,993,710
Construction & Farm Machinery & Heavy Trucks–0.65%
Joy Global Inc.	315,099	11,822,515
Consumer Electronics–1.01%
Harman International Industries, Inc.	231,090	18,533,418
Consumer Finance–1.42%
AmeriCredit Corp.(a)	1,058,329	26,024,310
Data Processing & Outsourced Services–2.49%
Alliance Data Systems Corp.(a)	529,570	27,177,532
Fidelity National Information Services, Inc.	515,700	18,431,118
		45,608,650
Department Stores–1.05%
Nordstrom, Inc.	560,633	19,229,712
Diversified Chemicals–0.91%
Ashland Inc.	250,275	16,645,790
Diversified Commercial & Professional Services–2.52%
Corrections Corp. of America(a)	540,179	29,493,773
IHS Inc.–Class A(a)	524,094	16,619,021
		46,112,794
Diversified Metals & Mining–0.52%
Freeport-McMoRan Copper & Gold, Inc.–Class B	173,106	9,444,663
Drug Retail–1.33%
Shoppers Drug Mart Corp. (Canada)	627,900	24,414,634

F-1

AIM DYNAMICS FUND

	Shares	Value
Electrical Components & Equipment–2.61%
Acuity Brands, Inc.	519,166	$22,703,129
Cooper Industries, Ltd.–Class A	291,114	25,082,382
		47,785,511
Electronic Equipment Manufacturers–1.16%
Amphenol Corp.–Class A	380,102	21,316,120
Electronic Manufacturing Services–0.69%
Molex Inc.–Class A	469,096	12,679,665
Health Care Distributors–0.98%
Schein (Henry), Inc.(a)	380,000	18,015,800
Health Care Equipment–2.06%
Hologic, Inc.(a)	383,000	17,200,530
Intuitive Surgical, Inc.(a)	120,000	11,424,000
Mentor Corp.	206,000	9,158,760
		37,783,290
Health Care Facilities–1.20%
Psychiatric Solutions, Inc.(a)	700,000	22,043,000
Health Care Services–3.07%
Express Scripts, Inc.(a)	280,000	21,568,400
HealthExtras, Inc.(a)	375,000	9,735,000
Omnicare, Inc.	550,000	24,893,000
		56,196,400
Health Care Technology–1.10%
Cerner Corp.(a)	500,000	20,240,000
Hotels, Resorts & Cruise Lines–2.37%
Hilton Hotels Corp.	947,444	22,672,335
Starwood Hotels & Resorts Worldwide, Inc.	394,123	20,722,987
		43,395,322
Housewares & Specialties–1.24%
Jarden Corp.(a)	783,748	22,720,855
Industrial Machinery–1.49%
Kaydon Corp.	510,709	18,513,201
Mueller Water Products, Inc.–Class A(a)	553,831	8,778,222
		27,291,423
Integrated Telecommunication Services–1.24%
Qwest Communications International Inc.(a)	2,838,055	22,676,059

	Shares	Value
Investment Banking & Brokerage–2.08%
FBR Capital Markets Corp. (Acquired 07/14/06; Cost $9,454,500)(a)(c)(e)	630,300	$9,454,500
Schwab (Charles) Corp. (The)	1,800,293	28,588,653
		38,043,153
Investment Companies–Exchange Traded Funds–1.03%
iShares Nasdaq Biotechnology Index Fund(a)(b)	264,625	18,918,041
IT Consulting & Other Services–1.10%
Cognizant Technology Solutions Corp.–Class A(a)	309,091	20,242,370
Life Sciences Tools & Services–0.79%
Illumina, Inc.(a)	125,000	4,778,750
Pharmaceutical Product Development, Inc.	250,000	9,620,000
		14,398,750
Managed Health Care–3.42%
Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost $20,250,018)(a)(e)	1,477,793	23,644,688
Coventry Health Care, Inc.(a)	373,000	19,657,100
Humana Inc.(a)	347,000	19,407,710
		62,709,498
Oil & Gas Drilling–1.38%
GlobalSantaFe Corp.	240,000	13,183,200
Todco	320,000	12,195,200
		25,378,400
Oil & Gas Equipment & Services–2.08%
National-Oilwell Varco Inc.(a)	330,000	22,123,200
Weatherford International Ltd.(a)	343,000	16,066,120
		38,189,320
Oil & Gas Exploration & Production–2.47%
Rosetta Resources, Inc.(a)(c)	1,258,835	22,671,618
Southwestern Energy Co.(a)	655,000	22,532,000
		45,203,618
Oil & Gas Refining & Marketing–1.06%
Tesoro Corp.	260,000	19,448,000
Oil & Gas Storage & Transportation–1.06%
Williams Cos., Inc. (The)	800,000	19,400,000
Paper Packaging–0.74%
Smurfit-Stone Container Corp.(a)	1,344,721	13,608,577

F-2

AIM DYNAMICS FUND

	Shares	Value
Pharmaceuticals–4.12%
Adams Respiratory Therapeutics, Inc.(a)	455,000	$20,347,600
Allergan, Inc.	105,000	11,324,250
Barr Pharmaceuticals Inc.(a)	195,000	9,703,200
Endo Pharmaceuticals Holdings Inc.(a)	295,000	9,165,650
Forest Laboratories, Inc.(a)	538,000	24,914,780
		75,455,480
Real Estate Management & Development–1.81%
CB Richard Ellis Group, Inc.–Class A(a)	1,407,570	33,120,122
Regional Banks–1.86%
Centennial Bank Holdings Inc.(a)(c)	1,876,921	19,557,517
Signature Bank	452,564	14,540,881
		34,098,398
Restaurants–0.87%
Burger King Holdings Inc.(a)	1,043,863	15,918,911
Semiconductor Equipment–2.14%
ASML Holding N.V.–New York Shares (Netherlands)(a)	1,025,532	20,408,087
MEMC Electronic Materials, Inc.(a)	619,311	18,839,440
		39,247,527
Semiconductors–3.83%
Integrated Device Technology, Inc.(a)	1,193,308	18,460,475
Intersil Corp.–Class A	1,004,499	23,615,771
National Semiconductor Corp.	767,066	17,841,955
OmniVision Technologies, Inc.(a)(b)	537,885	10,219,815
		70,138,016
Soft Drinks–0.58%
Hansen Natural Corp.(a)	232,936	10,712,727
Specialized Finance–1.42%
Chicago Mercantile Exchange Holdings Inc.	56,251	25,942,961
Specialty Stores–1.89%
Office Depot, Inc.(a)	475,178	17,130,167
Staples, Inc.	808,431	17,478,278
		34,608,445
Steel–1.25%
Allegheny Technologies, Inc.	359,565	22,972,608
Systems Software–0.72%
Red Hat, Inc.(a)	558,936	13,235,605
Technology Distributors–0.44%
Avnet, Inc.(a)	447,433	8,143,281

	Shares	Value
Thrifts & Mortgage Finance–0.39%
People's Choice Financial Corp. (Acquired 12/21/04; Cost $23,815,000)(e)	2,381,500	$7,144,500
Trading Companies & Distributors–1.71%
WESCO International, Inc.(a)	381,134	22,201,056
Williams Scotsman International Inc.(a)	430,600	9,184,698
		31,385,754
Wireless Telecommunication Services–4.22%
American Tower Corp.–Class A(a)	427,861	14,461,702
Crown Castle International Corp.	551,316	19,422,863
Leap Wireless International, Inc.(a)	387,499	17,321,205
NII Holdings Inc.(a)	493,178	26,029,935
		77,235,705
Total Common Stocks & Other Equity Interests (Cost $1,593,937,122)		1,792,665,755

	Number of Contracts	Exercise Price	Expiration Date
Put Options Purchased–0.00%
Pharmaceuticals–0.00%
Forest Laboratories, Inc.(a) (Cost $1,002,029)	3,010	$35	Aug-06	7,525

	Shares
Money Market Funds–2.69%
Liquid Assets Portfolio–Institutional Class(f)	24,676,875	24,676,875
Premier Portfolio–Institutional Class(f)	24,676,875	24,676,875
Total Money Market Funds (Cost $49,353,750)		49,353,750
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities loaned)–100.54% (Cost $1,644,292,901)		1,842,027,030
Investments Purchased with Cash Collateral from Securities Loaned
Money Market Funds–0.72%
Premier Portfolio–Institutional Class(f)(g)	13,256,977	13,256,977
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $13,256,977)		13,256,977
TOTAL INVESTMENTS–101.26% (Cost $1,657,549,878)		1,855,284,007
OTHER ASSETS LESS LIABILITIES–(1.26)%		(23,132,424)
NET ASSETS–100.00%		$1,832,151,583

F-3

AIM DYNAMICS FUND

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan at July 31, 2006.

(c)  Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at July 31, 2006 was $69,995,944, which represented 3.82% of the Fund's Net Assets. See Note 1A.

(d)  As a result of an initial public offering, the security is subject to a contractual lockup period until August 28, 2006 and therefore considered to be illiquid. The value of this security at July 31, 2006 represented 1.00% of the Fund's Net Assets. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.

(e)  Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at July 31, 2006 was $40,243,688, which represented 2.20% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.

(f)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

(g)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

F-4

AIM DYNAMICS FUND

Statement of Assets and Liabilities

July 31, 2006

Assets:
Investments, at value (cost $1,594,939,151)*	$1,792,673,280
Investments in affiliated money market funds (cost $62,610,727)	62,610,727
Total investments (cost $1,657,549,878)	1,855,284,007
Receivables for:
Investments sold	26,890,702
Investments sold to affiliates	7,029,178
Fund shares sold	1,197,962
Dividends	262,615
Investment for trustee deferred compensation and retirement plans	448,169
Other assets	56,963
Total assets	1,891,169,596
Liabilities:
Payables for:
Investments purchased	31,682,432
Investments purchased from affiliates	4,454,589
Fund shares reacquired	6,604,985
Trustee deferred compensation and retirement plans	587,872
Collateral upon return of securities loaned	13,256,977
Accrued distribution fees	416,192
Accrued trustees' and officer's fees and benefits	3,662
Accrued transfer agent fees	1,577,716
Accrued operating expenses	433,588
Total liabilities	59,018,013
Net assets applicable to shares outstanding	$1,832,151,583
Net assets consist of:
Shares of beneficial interest	$4,097,104,189
Undistributed net investment income (loss)	(348,341)
Undistributed net realized gain (loss) from investment securities, foreign currencies and option contracts	(2,462,338,556)
Unrealized appreciation of investment securities and foreign currencies	197,734,291
$1,832,151,583

Net Assets:
Class A	$135,777,533
Class B	$64,433,751
Class C	$32,576,592
Class R	$2,430,398
Investor Class	$1,530,104,760
Institutional Class	$66,828,549
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	7,200,561
Class B	3,530,947
Class C	1,819,956
Class R	129,155
Investor Class	81,156,750
Institutional Class	3,456,515
Class A:
Net asset value per share	$18.86
Offering price per share (Net asset value of $18.86 ÷ 94.50%)	$19.96
Class B:
Net asset value and offering price per share	$18.25
Class C:
Net asset value and offering price per share	$17.90
Class R:
Net asset value and offering price per share	$18.82
Investor Class:
Net asset value and offering price per share	$18.85
Institutional Class:
Net asset value and offering price per share	$19.33

*  At July 31, 2006, securities with an aggregate value of $12,980,500 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

F-5

AIM DYNAMICS FUND

Statement of Operations

For the year ended July 31, 2006

Investment income:
Dividends (net of foreign withholding tax of $51,703)	$13,372,769
Dividends from affiliated money market funds (includes securities lending income of $109,867)	2,302,160
Total investment income	15,674,929
Expenses:
Advisory fees	10,197,833
Administrative services fees	451,411
Custodian fees	186,127
Distribution fees:
Class A	162,814
Class B	246,809
Class C	167,430
Class K	14,616
Class R	3,776
Investor Class	4,428,003
Transfer agent fees — A, B, C, K, R and Investor	4,364,958
Transfer agent fees — Institutional	30,169
Trustees' and officer's fees and benefits	44,597
Other	226,785
Total expenses	20,525,328
Less: Fees waived, expenses reimbursed and expense offset arrangements	(113,870)
Net expenses	20,411,458
Net investment income (loss)	(4,736,529)
Realized and unrealized gain (loss) from investment securities, foreign currencies and options contracts:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $7,060,727)	332,794,207
Foreign currencies	464
Option contracts written	330,973
333,125,644
Change in net unrealized appreciation (depreciation) of:
Investment securities	(216,437,186)
Foreign currencies	(59)
(216,437,245)
Net gain from investment securities, foreign currencies and option contracts	116,688,399
Net increase in net assets resulting from operations	$111,951,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

F-6

AIM DYNAMICS FUND

Statement of Changes In Net Assets

For the years ended July 31, 2006 and 2005

	2006	2005
Operations:
Net investment income (loss)	$(4,736,529)	$(10,939,938)
Net realized gain from investment securities, foreign currencies, option contracts and futures contracts	333,125,644	511,029,613
Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	(216,437,245)	57,118,251
Net increase in net assets resulting from operations	111,951,870	557,207,926
Share transactions—net:
Class A	124,643,858	190,494
Class B	66,238,482	56,868
Class C	24,993,936	(4,299,521)
Class K	(14,330,493)	(14,531,829)
Class R	2,605,622	—
Investor Class	(576,161,663)	(1,552,723,956)
Institutional Class	54,337,242	(5,831,140)
Net increase (decrease) in net assets resulting from share transactions	(317,673,016)	(1,577,139,084)
Net increase (decrease) in net assets	(205,721,146)	(1,019,931,158)
Net assets:
Beginning of year	2,037,872,729	3,057,803,887
End of year (including undistributed net investment income (loss) of $(348,341) and $(740,047), respectively)	$1,832,151,583	$2,037,872,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

F-7

AIM DYNAMICS FUND

Notes to Financial Statements

July 31, 2006

NOTE 1—Significant Accounting Policies

AIM Dynamics Fund (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is to seek long-term capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net

F-8

AIM DYNAMICS FUND

investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

J.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K.  Covered Call Options — The Fund may write call options, including options on futures. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

F-9

AIM DYNAMICS FUND

An option on a futures contract gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying futures contract on the exercise date. The value of a futures contract fluctuates with changes in the market values of the securities underlying the futures contract. In writing futures contract options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of underlying portfolio securities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.  Put Options Purchased — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

M.  Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.60%
Next $350 million	0.55%
Next $1.3 billion	0.50%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.20%, 1.95%, 1.95%, 1.45%, 1.20% and 0.95% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended July 31, 2006, AIM waived advisory fees of $10,093.

At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $6,559.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2006, AIM was paid $451,411.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2006, the Fund paid AIS $4,364,958 for Class A, Class B, Class C, Class K, Class R and Investor Class shares and $30,169 for Institutional Class shares.

F-10

AIM DYNAMICS FUND

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K and 0.50% of the average daily net assets of Class R. The Fund, pursuant to the Investor Class Plan, reimburses ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average net assets of the Investor Class shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2006, the Class A, Class B, Class C, Class R and Investor Class shares paid $162,814, $246,809, $167,430, $3,776 and $4,428,003, respectively. For the period August 1, 2005 through October 21, 2005 (date of conversion), Class K shares paid $14,616.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2006, ADI advised the Fund that it retained $32,661 in front-end sales commissions from the sale of Class A shares and $27, $20,182, $2,071 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period August 1, 2005 through October 21, 2005 (date of conversion), ADI advised the Fund it retained $0 from Class K shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2006.

Investments of Daily Available Cash Balances:

Fund	Value 07/31/05	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 07/31/06	Dividend Income	Realized Gain (Loss)
Liquid Assets Portfolio–Institutional Class	$—	$49,443,431	$(24,766,556)	$—	$24,676,875	$96,030	$—
Premier Portfolio–Institutional Class	26,495,353	933,019,978	(934,838,456)	—	24,676,875	2,096,263	—
Subtotal	$26,495,353	$982,463,409	$(959,605,012)	$—	$49,353,750	$2,192,293	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Value 07/31/05	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 07/31/06	Dividend Income*	Realized Gain (Loss)
Premier Portfolio–Institutional Class	$9,532,450	$592,518,629	$(588,794,102)	$—	$13,256,977	$109,867	$—
Total	$36,027,803	$1,574,982,038	$(1,548,399,114)	$—	$62,610,727	$2,302,160	$—

* Net of compensation to counterparties.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2006, the Fund engaged in securities sales of $71,961,768, which resulted in net realized gains of $7,060,727 and securities purchases of $69,397,423.

NOTE 5—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $97,218.

F-11

AIM DYNAMICS FUND

NOTE 6—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2006, the Fund paid legal fees of $10,095 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

During the year ended July 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At July 31, 2006, securities with an aggregate value of $12,980,500 were on loan to brokers. The loans were secured by cash collateral of $13,256,977 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2006, the Fund received dividends on cash collateral investments of $109,867 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9—Option Contracts Written

  Transactions During the Period

	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	4,370	330,973
Expired	(4,370)	(330,973)
End of period	—	$—

F-12

AIM DYNAMICS FUND

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Distribution to Shareholders:

There were no ordinary income or long term capital gain distributions paid during the years ended July 31, 2006 and 2005.

Tax Components of Net Assets:

As of July 31, 2006, the components of net assets on a tax basis were as follows:

2006
Unrealized appreciation—investments	$194,585,134
Temporary book/tax differences	(348,341)
Capital loss carryover	(2,459,189,399)
Shares of beneficial interest	4,097,104,189
Total net assets	$1,832,151,583

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales and the deferral of losses on certain straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $162.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2006 to utilizing $2,410,947,070 of capital loss carryforward in the fiscal year ended July 31, 2007.

The Fund utilized $333,502,056 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2006 which expires as follows:

Expiration	Capital Loss Carryforward*
July 31, 2009	$49,723,352
July 31, 2010	$119,241,197
July 31, 2011	$2,290,224,850
Total capital loss carryforward	$2,459,189,399

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 10, 2006, the date of the reorganization of AIM Mid Cap Growth Fund into the Fund, are realized on securities held in each fund on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2006 was $2,276,171,268 and $2,650,229,185 respectively.

  Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$267,214,620
Aggregate unrealized (depreciation) of investment securities	(72,629,648)
Net unrealized appreciation of investment securities	$194,584,972

Cost of investments for tax purposes is $1,660,699,035.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward limitations, net operating losses, foreign currency transactions, Real Estate Investment Trust transactions and reorganization costs, on July 31, 2006, undistributed net investment income (loss) was increased by $5,162,632, undistributed net realized gain (loss) was increased by $28,976,826 and shares of beneficial interest decreased by $34,139,458. Further, as a result of tax deferrals acquired in the reorganization of AIM Mid Cap Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $34,397, undistributed net realized gain (loss) was decreased by $96,654,330 and shares of beneficial interest increased by $96,688,727. These reclassifications had no effect on the net assets of the Fund.

F-13

AIM DYNAMICS FUND

NOTE 13—Share Information

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Investor Class and Institutional Class. The Fund formerly offered Class K shares; however, as of the close of business October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are sold without a sales charge. In addition, under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended July 31,
	2006(a)		2005
	Shares	Amount	Shares	Amount
Sold:
Class A	1,703,160	$32,837,370	556,506	$8,770,684
Class B	348,459	6,503,339	34,067	514,425
Class C	262,854	4,854,617	36,385	551,988
Class K(b)	51,624	898,024	332,020	5,201,768
Class R(c)	22,425	437,867	—	—
Investor Class	12,588,527	237,487,946	18,984,016	295,473,845
Institutional Class	3,465,184	65,393,351	703,280	11,182,991
Issued in connection with acquisitions:(d)
Class A	4,821,114	97,786,142	—	—
Class B	3,470,509	68,293,539	—	—
Class C	1,377,763	26,591,264	—	—
Class R(c)	124,361	2,519,218	—	—
Institutional Class	646	13,412	—	—
Conversion of Class K shares to Class A shares:(e)
Class A	767,465	12,931,786	—	—
Class K	(775,752)	(12,931,786)	—	—
Automatic conversion of Class B shares to Class A shares:
Class A	49,794	967,614	866	14,656
Class B	(51,390)	(967,614)	(887)	(14,656)
Reacquired:
Class A	(1,038,463)	(19,879,054)	(553,184)	(8,594,846)
Class B	(405,033)	(7,590,782)	(28,466)	(442,901)
Class C	(356,922)	(6,451,945)	(325,607)	(4,851,509)
Class K(b)	(131,411)	(2,296,731)	(1,322,033)	(19,733,597)
Class R(c)	(17,631)	(351,463)	—	—
Investor Class	(43,519,725)	(813,649,609)	(117,767,645)	(1,848,197,801)
Institutional Class	(579,198)	(11,069,521)	(1,034,172)	(17,014,131)
	(17,821,640)	$(317,673,016)	(100,384,854)	$(1,577,139,084)

(a)  There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 14% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)  Class K shares activity for the period August 1, 2005 through October 21, 2005 (date of conversion).

(c)  Class R shares commenced operations on October 25, 2005.

(d)  As of the opening of business on April 10, 2006, the Fund acquired all the net assets of AIM Mid Cap Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 14, 2005 and by the shareholders of AIM Mid Cap Growth Fund on March 16, 2006. The acquisition was accomplished by a tax free exchange of 9,794,393 shares of the Fund for 16,365,494 shares of AIM Mid Cap Growth Fund outstanding as of the close of business on April 7, 2006. AIM Mid Cap Growth Fund's net assets at that date of $195,203,575 including $43,051,517 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,956,665,343.

(e)  Effective as of close of business October 21, 2005, all outstanding Class K shares were converted to Class A shares of the Fund.

NOTE 14—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

F-14

AIM DYNAMICS FUND

NOTE 15—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended July 31,								March 28, 2002 (Date sales commenced) to July 31,
	2006		2005		2004		2003		2002
Net asset value, beginning of period	$17.71		$14.21		$12.84		$10.82		$15.30
Income from investment operations:
Net investment income (loss)	(0.05	)(a)	(0.08	)(a)	(0.13	)(a)	(0.09	)(b)	(0.03	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.20		3.58		1.50		2.11		(4.45)
Total from investment operations	1.15		3.50		1.37		2.02		(4.48)
Net asset value, end of period	$18.86		$17.71		$14.21		$12.84		$10.82
Total return(c)	6.49%		24.63%		10.67%		18.56%		(29.22)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$135,778		$15,895		$12,692		$6,108		$2,006
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.06	%(d)	1.24%		1.30%		1.24%		1.11	%(e)
Without fee waivers and/or expense reimbursements	1.06	%(d)	1.25%		1.31%		1.24%		1.11	%(e)
Ratio of net investment income (loss) to average net assets	(0.24	)%(d)	(0.53)%		(0.89)%		(0.81)%		(0.76	)%(e)
Portfolio turnover rate(f)	120%		87%		95%		91%		81%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.18) for the year ended July 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $65,125,555.

(e)  Annualized.

(f)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

	Class B
	Year ended July 31,								March 28, 2002 (Date sales commenced) to July 31,
	2006		2005		2004		2003		2002
Net asset value, beginning of period	$17.27		$13.94		$12.69		$10.78		$15.30
Income from investment operations:
Net investment income (loss)	(0.19	)(a)	(0.18	)(a)	(0.22	)(a)	(0.08	)(b)	(0.06	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.17		3.51		1.47		1.99		(4.46)
Total from investment operations	0.98		3.33		1.25		1.91		(4.52)
Net asset value, end of period	$18.25		$17.27		$13.94		$12.69		$10.78
Total return(c)	5.67%		23.89%		9.85%		17.72%		(29.54)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$64,434		$2,908		$2,282		$1,409		$390
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.81	%(d)	1.90%		1.95%		1.96%		2.09	%(e)
Without fee waivers and/or expense reimbursements	1.81	%(d)	1.91%		2.26%		2.52%		2.09	%(e)
Ratio of net investment income (loss) to average net assets	(0.99	)%(d)	(1.19)%		(1.54)%		(1.53)%		(1.71	)%(e)
Portfolio turnover rate(f)	120%		87%		95%		91%		81%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.17) for the year ended July 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $24,680,850.

(e)  Annualized.

(f)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

F-15

AIM DYNAMICS FUND

NOTE 15—Financial Highlights—(continued)

	Class C
	Year ended July 31,
	2006		2005		2004		2003		2002
Net asset value, beginning of period	$16.93		$13.67		$12.44		$10.60		$17.04
Income from investment operations:
Net investment income (loss)	(0.18	)(a)	(0.18	)(a)	(0.22	)(a)	(0.18	)(b)	(0.25	)(b)
Net gains (losses) on securities (both realized and unrealized)	1.15		3.44		1.45		2.02		(6.17)
Total from investment operations	0.97		3.26		1.23		1.84		(6.42)
Less distributions from net realized gains	—		—		—		—		(0.02)
Net asset value, end of period	$17.90		$16.93		$13.67		$12.44		$10.60
Total return(c)	5.73%		23.85%		9.89%		17.47%		(37.76)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$32,577		$9,081		$11,287		$13,537		$13,440
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.81	%(d)	1.90%		1.95%		1.96%		1.96%
Without fee waivers and/or expense reimbursements	1.81	%(d)	1.91%		2.67%		3.05%		2.16%
Ratio of net investment income (loss) to average net assets	(0.99	)%(d)	(1.19)%		(1.54)%		(1.54)%		(1.59)%
Portfolio turnover rate	120%		87%		95%		91%		81%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.27) and $(0.38) for the years ended July 31, 2003 and 2002, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $16,743,027.

	Class K
	August 1, 2005 through October 21,		Year ended July 31,								November 30, 2000 (Date sales commenced) to July 31,
	2005		2005		2004		2003		2002		2001
Net asset value, beginning of period	$17.53		$14.08		$12.74		$10.76		$17.19		$22.50
Income from investment operations:
Net investment income (loss)	(0.01	)(a)	(0.10	)(a)	(0.14	)(a)	(0.02	)(b)	(0.15	)(a)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	(0.85)		3.55		1.48		2.00		(6.26)		(5.28)
Total from investment operations	(0.86)		3.45		1.34		1.98		(6.41)		(5.31)
Less distributions from net realized gains	—		—		—		—		(0.02)		—
Net asset value, end of period	$16.67		$17.53		$14.08		$12.74		$10.76		$17.19
Total return(c)	(4.91)%		24.50%		10.52%		18.40%		(37.32)%		(23.60)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$—		$14,997		$25,977		$45,258		$44,745		$6
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.28	%(d)	1.35%		1.40%		1.41%		1.36%		1.48	%(e)
Without fee waivers and/or expense reimbursements	1.28	%(d)	1.36%		1.54%		1.61%		1.36%		3.06	%(e)
Ratio of net investment income (loss) to average net assets	(0.46	)%(d)	(0.64)%		(0.99)%		(0.98)%		(1.05)%		(1.03	)%(e)
Portfolio turnover rate(f)	120%		87%		95%		91%		81%		55%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.11) for the year ended July 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(d)  Ratios are annualized and based on average daily net assets of $14,283,850.

(e)  Annualized.

(f)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

F-16

AIM DYNAMICS FUND

NOTE 15—Financial Highlights—(continued)

	Class R
	October 25, 2005 (Date sales commenced) to July 31, 2006
Net asset value, beginning of period	$17.05
Income from investment operations:
Net investment income (loss)	(0.07	)(a)
Net gains on securities (both realized and unrealized)	1.84
Total from investment operations	1.77
Net asset value, end of period	$18.82
Total return(b)	10.38%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,430
Ratio of expenses to average net assets	1.33	%(c)
Ratio of net investment income (loss) to average net assets	(0.51	)%(c)
Portfolio turnover rate(d)	120%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c)  Ratios are annualized and based on average daily net assets of $984,413.

(d)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

	Investor Class
	Year ended July 31,
	2006		2005		2004		2003		2002
Net asset value, beginning of period	$17.71		$14.19		$12.81		$10.81		$17.23
Income from investment operations:
Net investment income (loss)	(0.04	)(a)	(0.07	)(a)	(0.11	)(a)	(0.00	)(b)	(0.00	)(b)
Net gains (losses) on securities (both realized and unrealized)	1.18		3.59		1.49		2.00		(6.40)
Total from investment operations	1.14		3.52		1.38		2.00		(6.40)
Less distributions from net realized gains	—		—		—		—		(0.02)
Net asset value, end of period	$18.85		$17.71		$14.19		$12.81		$10.81
Total return(c)	6.44%		24.81%		10.77%		18.50%		(37.17)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,530,105		$1,984,687		$2,992,578		$3,863,821		$3,688,213
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.06	%(d)	1.15%		1.19%		1.21%		1.21%
Without fee waivers and/or expense reimbursements	1.06	%(d)	1.16%		1.29%		1.46%		1.23%
Ratio of net investment income (loss) to average net assets	(0.24	)%(d)	(0.44)%		(0.78)%		(0.78)%		(0.86)%
Portfolio turnover rate	120%		87%		95%		91%		81%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09) and $(0.14) for the years ended July 31, 2003 and 2002, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)  Ratios are based on average daily net assets of $1,771,201,193.

F-17

AIM DYNAMICS FUND

NOTE 15—Financial Highlights—(continued)

	Institutional Class
	Year ended July 31,
	2006		2005	2004		2003	2002
Net asset value, beginning of period	$18.08		$14.42	$12.96		$10.88	$17.28
Income from investment operations:
Net investment income (loss)	0.03	(a)	0.01 (a)	(0.04	)(a)	(0.04)	(0.08	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.22		3.65	1.50		2.12	(6.30)
Total from investment operations	1.25		3.66	1.46		2.08	(6.38)
Less distributions from net realized gains	—		—	—		—	(0.02)
Net asset value, end of period	$19.33		$18.08	$14.42		$12.96	$10.88
Total return(b)	6.91%		25.38%	11.26%		19.12%	(36.95)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$66,829		$10,305	$12,987		$30,788	$25,133
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.63	%(c)	0.63%	0.71%		0.78%	0.84%
Without fee waivers and/or expense reimbursements	0.63	%(c)	0.64%	0.72%		0.78%	0.84%
Ratio of net investment income (loss) to average net assets	0.19	%(c)	0.08%	(0.30)%		(0.34)%	(0.53)%
Portfolio turnover rate	120%		87%	95%		91%	81%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $52,812,678.

NOTE 16—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

F-18

AIM DYNAMICS FUND

NOTE 16—Legal Proceedings—(continued)

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing;

•  that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

********************************************************************

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

F-19

AIM DYNAMICS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Stock Funds
and Shareholders of AIM Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Dynamics Fund (one of the funds constituting AIM Stock Funds, hereafter referred to as the "Fund") at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

September 19, 2006
Houston, Texas

F-20

AIM DYNAMICS FUND

Tax Disclosure

U.S. Estate Tax for Non-Resident Alien Shareholder

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended October 31, 2005, January 31, 2006, April 30, 2006 and July 31, 2006, are 8.05%, 7.15%, 5.17% and 5.02%, respectively.

F-21

AIM DYNAMICS FUND

Trustees and Officers

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Interested Persons

Robert H. Graham[1] — 1946 Trustee and Vice Chair	2003	Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC; Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm) and Trustee and Vice Chair of The AIM Family of Funds®.
		Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products; and President and Principal Executive Officer of The AIM Family of Funds®.	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, A I M Management Group Inc., AIM Mutual Fund Dealer Inc., AIM Funds Management Inc. and 1371 Preferred Inc.; Director and President, A I M Advisors, Inc., INVESCO Funds Group, Inc. and AIM GP Canada Inc.; Director, A I M Capital Management, Inc. and A I M Distributors, Inc.; Director and Chairman, AIM Investment Services, Inc., Fund Management Company and INVESCO Distributors, Inc.; Director, President and Chairman, AVZ Callco Inc., AMVESCAP Inc. and AIM Canada Holdings Inc.; Director and Chief Executive Officer, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; Trustee, President and Principal Executive Officer of The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); and Trustee and Executive Vice President, The AIM Family of Fund's® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)
		Formerly: President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; Executive Vice President and Chief Operations Officer, AIM Funds Management Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company (2 portfolios))

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Cortland Trust, Inc. (Chairman) (registered investment company (3 portfolios)); Annuity and Life Re (Holdings), Ltd. (insurance company); CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner, Dos Angelos Ranch, L.P.
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company (3 portfolios))

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche	Director, Mainstay VP Series Funds, Inc. (21 portfolios)

1  Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

2  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

F-22

AIM DYNAMICS FUND

Trustees and Officers–(continued)

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director, Vice President and Secretary, INVESCO Distributors, Inc.; Vice President and Secretary, A I M Capital Management, Inc., AIM Investment Services, Inc., and Fund Management Company; Senior Vice President and Secretary, A I M Distributors, Inc.; Director, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®
		Formerly: Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, AMVESCAP PLC; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; Vice President, AIM Investment Services, Inc. and Fund Management Company; Senior Vice President and Chief Compliance Officer of The AIM Family of Funds® and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	Senior Vice President and General Counsel, AMVESCAP PLC; Director, INVESCO Funds Group, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, General Counsel, and Vice President Fund Management Company; Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Senior Vice President, A I M Distributors, Inc.; Vice President, A I M Capital Management, Inc. and AIM Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Chief Executive Officer and President, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and General Counsel, Liberty Financial Companies, Inc. and Liberty Funds Group, LLC	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; and Vice President, Treasurer and Principal Officer of The AIM Family of Funds®
		Formerly: Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

J. Philip Ferguson — 1945 Vice President	2005	Senior Vice President and Chief Investment Officer, A I M Advisors, Inc.; Director, Chairman, Chief Executive Officer, President and Chief Investment Officer, A I M Capital Management, Inc.; Executive Vice President, A I M Management Group Inc. and Vice President of The AIM Family of Funds®
		Formerly: Senior Vice President, AIM Private Asset Management, Inc.; Chief Equity Officer, Senior Vice President and Senior Investment Officer, A I M Capital Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company, and Vice President, A I M Advisors, Inc. and The AIM Family of Funds®	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc.; and Vice President, A I M Distributors, Inc., AIM Investment Services, Inc. and Fund Management Company
		Formerly: Global Head of Product Development, AIG-Global Investment Group, Inc.; Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management; and Chief Compliance Officer, Chief Operating Officer and Deputy General Counsel, American General Investment Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

F-23

Domestic Equity

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Diversified Dividend Fund

AIM Dynamics Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund1

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM S&P 500 Index Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM Small Cap Growth Fund

AIM Structured Core Fund

AIM Structured Growth Fund

AIM Structured Value Fund

AIM Summit Fund

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

*Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM China Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund1

AIM Global Aggressive Growth Fund

AIM Global Equity Fund

AIM Global Growth Fund

AIM Global Value Fund

AIM Japan Fund

AIM International Core Equity Fund

AIM International Growth Fund

AIM International Small Company Fund1

AIM Trimark Fund

Sector Equity

AIM Advantage Health Sciences Fund

AIM Energy Fund

AIM Financial Services Fund

AIM Global Health Care Fund

AIM Global Real Estate Fund

AIM Gold & Precious Metals Fund

AIM Leisure Fund

AIM Multi-Sector Fund

AIM Real Estate Fund1

AIM Technology Fund

AIM Utilities Fund

Fixed Income

TAXABLE

AIM Enhanced Short Bond Fund

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM International Bond Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

Premier Portfolio

Premier U.S. Government Money Portfolio

TAX-FREE

AIM High Income Municipal Fund(1)

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

Premier Tax-Exempt Portfolio

AIM Allocation Solutions

AIM Conservative Allocation Fund

AIM Growth Allocation Fund

AIM Moderate Allocation Fund

AIM Moderate Growth Allocation Fund

AIM Moderately Conservative Allocation Fund

Diversified Portfolios

AIM Income Allocation Fund

AIM International Allocation Fund

(1)     This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

If used after October 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $422 billion in assets under management. Data as of July 31, 2006.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM Funds, obtain a prospectus from your financial advisor and read it carefully before investing.

AIMinvestments.com	I-DYN-AR-1	A I M Distributors, Inc.

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AIM S&P 500 Index Fund

Annual Report to Shareholders • July 31, 2006

DOMESTIC EQUITY

LARGE-CAP BLEND

Table of Contents

Supplemental Information	1
Letters to Shareholders	2
Performance Summary	4
Management Discussion	4
Fund Expenses	6
Long-term Fund Performance	7
Approval of Advisory Agreement	9
Schedule of Investments	F-1
Financial Statements	F-11
Notes to Financial Statements	F-13
Financial Highlights	F-18
Auditor’s Report	F-21
Tax Disclosures	F-22
Trustees and Officers	F-23

[COVER GLOBE IMAGE]

[AIM investment solutions]

[Graphic]	[Graphic]	[Graphic]

[Domestic	[International/	[Sector
Equity]	Global Equity]	Equity]

[Graphic]	[Graphic]	[Graphic]

[Fixed	[Allocation	[Diversified
Income]	Solutions]	Portfolios]

[AIM Investments Logo]

– registered trademark –

AIM S&P 500 INDEX FUND seeks price performance and income comparable to the Standard & Poor’s 500 Composite Stock Price Index.

• Unless otherwise stated, information presented in this report is as of July 31, 2006, and is based on total net assets.

About share classes

• Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

• Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

• To the extent the Fund holds cash or cash equivalents rather than equity securities for risk management purposes, the Fund may not achieve its investment objective.

• The Fund is subject to stock market risk, which is the chance that stock prices overall will decline.

• The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Because the Fund seeks to track the performance of the S&P 500 Index, the value of the Fund’s shares will decrease if the S&P 500 Index decreases.

• Because the Fund will incur operating expenses and transaction costs, performance will not track the specific returns of the S&P 500 Index exactly.

• It is possible that the S&P 500 Index could become less diversified if its largest companies significantly increase in value relative to the S&P 500 Index’s other components.

About indexes used in this report

• The unmanaged Lipper S&P 500 Funds Index represents an average of the performance of the 30 largest S&P 500 Index funds tracked by Lipper Inc., an independent mutual fund performance monitor.

• The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500—registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

• A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

• The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

• Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

• “Standard & Poor’s —registered trademark—,” “S&P —registered trademark—,” “S&P 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by A I M Management Group, Inc. AIM S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in AIM S&P 500 Index Fund.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01474 and 002-26125.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund NASDAQ Symbols

Investor Class Shares	ISPIX

Not FDIC Insured   May lose value   No bank guarantee

AIMinvestments.com

1

AIM S&P 500 Index Fund

Dear Shareholders of The AIM Family of Funds —registered trademark—:

We’re pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review in this report, and what factors affected its performance. That discussion begins on page 4.

[TAYLOR PHOTO]

It’s been said nothing is certain but death and taxes. We would venture to add that one other thing is certain: Markets change—and change often—in the short term, in response to constantly changing economic, geopolitical and other factors. For example, domestic and global markets were generally strong from October 2005 through April 2006, as economic growth appeared robust and inflation seemed contained. But as new economic data suggested inflation might be higher than previously estimated in the U.S. and elsewhere, those same markets demonstrated weakness and volatility in the May—July period.

Philip Taylor

While we can’t do anything about the ambiguity and uncertainty surrounding death and taxes, we can suggest an alternative to reacting to fluctuating short-term market conditions: Maintain a diversified portfolio. AIM Investments —registered trademark— can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that’s right for you regardless of market conditions. AIM offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios—with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

We’ve changed the look of our annual reports to reflect that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color—green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund’s asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

AIM has a variety of investment solutions, and knowing which ones are right for your portfolio is complex. That’s why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that’s based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

At a recent meeting of the AIM Funds board, Robert H. Graham relinquished his position as president of AIM Funds, a post customarily held by the chief executive officer of AIM Investments. Bob—one of three founders of AIM Investments in 1976—has a well-earned reputation for being one of the most knowledgeable leaders in the mutual fund industry. As I assume Bob’s previous responsibilities, I’m pleased that he’ll remain actively involved as the vice chair of AIM Funds.

Our commitment to you

In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we’re pleased you’ve placed your trust in us.

Information about investing, the markets and your Fund is always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President – AIM Funds
CEO, AIM Investments

September 15, 2006

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

2

AIM S&P 500 Index Fund

Dear Fellow AIM Fund Shareholders:

At our meeting at the end of June, your Board completed its comprehensive review* of each fund’s advisory agreement with A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

[CROCKETT PHOTO] Bruce L. Crockett

Looking ahead, your Board finds many reasons to be positive about AIM’s management and strategic direction. Most importantly, AIM management’s investment management discipline is paying off in terms of improved overall performance. While work remains to be done, AIM’s complex-wide, asset-weighted mutual fund performance for the trailing one-, three- and five-year periods is at its highest since 2000 for the period ended August 31, 2006. We are also pleased with AIM management’s efforts to seek more cost-effective ways of delivering superior service.

In addition, AIM is realizing the benefits of belonging to a leading independent global investment management organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP manages more than $414 billion globally, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they can serve you by enhancing performance and reducing costs.

The seven new AIM funds—which include Asian funds, structured U.S. equity funds and specialized bond funds—are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM’s Web site.

Your Board is very pleased with the overall direction and progress of the AIM Funds. We’re working closely and effectively with AIM’s management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board

September 15, 2006

*To learn more about all the factors we considered before approving each fund’s advisory agreement, go to the “Products & Performance” tab at the AIM Web site (AIMinvestments.com) and click on “Investment Advisory Agreement Renewals.” The approval of advisory agreement information for your Fund is also included in this annual report on pages 9–10.

3

AIM S&P 500 Index Fund

Management’s discussion of Fund performance

Performance summary

For the 12 months ended July 31, 2006, AIM S&P 500 Index Fund delivered positive returns to shareholders, as shown in the table below. As intended by its investment strategy, the Fund performed in line with the S&P 500 Index and the Lipper S&P 500 Funds Index, which also delivered positive returns for the year.

The Lipper S&P 500 Funds Index consists of the 30 largest S&P 500 Index funds tracked by Lipper Inc. Those funds, like AIM S&P 500 Index Fund, incur expenses and transaction costs when they buy or sell securities. The Fund’s broad market index, the S&P 500 Index, does not incur expenses or transaction costs, and therefore its returns are likely to be slightly higher than those of the Fund.

Your Fund’s long-term performance appears on pages 7 and 8.

Fund vs. Indexes

Total returns, 7/31/05–7/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Investor Class Shares	4.77%
S&P 500 Index (Broad Market Index/Style-Specific Index)	5.38
Lipper S&P 500 Funds Index (Peer Group Index)	5.12

Source: Lipper Inc.

How we invest

The Fund invests in the 500 stocks that comprise the S&P 500 Index, and in the same proportion as the index. In selecting stocks for the Fund, we use a full replication strategy that mirrors the S&P 500 Index in holdings and weightings by sector, industry and individual stock.

We make no effort to hedge against price movements in the S&P 500 Index. However, we use S&P 500 Index stock futures to fine-tune cash balances and accrued dividend income, allowing the Fund to stay virtually fully invested at all times. This approach helps limit tracking error to the S&P 500 Index. (Tracking error is the amount by which the performance of a portfolio differs from that of a benchmark index over a given time period.)

In managing the Fund, we:

• Rebalance the portfolio every quarter to adjust for any changes that may have occurred in the S&P 500 Index.

• Make intra-quarter adjustments as necessary to keep the Fund’s weighting of its holdings in line with that of the S&P 500 Index.

• Add a stock to the Fund when it is added to the S&P 500 Index.

• Sell a stock when it is deleted from the S&P 500 Index, or when a spin-off occurs and the new company is not included in the S&P 500 Index.

Market conditions and your Fund

Since our last update to shareholders, we have seen a change in market sentiment. The U.S. market formerly focused on the benefits of economic growth, but more recently it has been focusing on the effects of higher interests rates and inflation on the economy. The S&P 500 Index produced positive returns for the first half of the fiscal year despite the impact of two major hurricanes hitting the U.S. Gulf Coast and elevated energy costs. In the second half of the fiscal year, increased market volatility due to economic uncertainty surrounding slowing economic growth and rising inflation reduced some of those gains.

During the fiscal year, the U.S. Federal Reserve Board (the Fed) continued its tightening policy, raising the key federal funds target rate to 5.25% in late June as Ben Bernanke settled into his role as the new Fed chairman. The Fed raised short-term interest rates 17 times since June 2004, when it increased the federal funds target rate from 1.00% to 1.25%. Although the current level of interest rates is low by historical standards, a five-fold increase over a two-year period can potentially affect the economy, especially industries that have been beneficiaries of low interest rates, such as housing-related industries.

According to the National Association of Home Builders/Wells Fargo Housing Market Index, homebuilders’ confidence in the outlook for their industry fell to a rating of 39 in July. This signals that builders view sales conditions as poor and is well below a high of 72 reported in June 2005. It also illustrates the impact of rising interest rates on housing-

(continued)

Portfolio composition

By sector

[PIE CHART]

Financials	21.6%
Health Care	12.7%
Information Technology	14.0%
Industrials	10.7%
Energy	10.5%
Consumer Staples	9.6%
Consumer Discretionary	9.7%
Utilities	3.5%
U.S. Treasury Bills, Repurchase Agreements and Other Assets Less Liabilities	1.4%
Telecommunication Services	3.4%
Materials	2.9%

Top five industries*

1.	Pharmaceuticals	6.8%
2.	Integrated Oil & Gas	6.6
3.	Other Diversified Financial Services	5.4
4.	Industrial Conglomerates	3.9
5.	Computer Hardware	2.9

Total Net Assets		$218.8 million

Total Number of Holdings*		501

Top 10 equity holdings*

1.	Exxon Mobil Corp.	3.5%
2.	General Electric Co.	2.9
3.	Citigroup Inc.	2.1
4.	Bank of America Corp.	2.0
5.	Microsoft Corp.	1.8
6.	Pfizer Inc.	1.6
7.	Johnson & Johnson	1.6
8.	Procter & Gamble Co. (The)	1.6
9.	Altria Group, Inc.	1.4
10.	JPMorgan Chase & Co.	1.4

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding U.S. Treasury securities and repurchase agreements.

4

AIM S&P 500 Index Fund

related industries. The Fed has justified its continued increase in short-term interest rates as part of its campaign to keep inflation within an acceptable range.

Inflation, as measured by the Consumer Price Index (CPI), rose in June to a seasonally adjusted annual rate of 4.7%. This compares to a rate of 3.4% for all of 2005. The primary factor increasing the CPI was the energy component.

The performance of the energy sector was very strong during the fiscal year as energy prices increased. Because your Fund is an index fund, its performance is greatly affected by the overall performance of the various sectors, such as energy, that comprise the S&P 500 Index. Of the 10 sectors that make up the index, eight posted positive returns for the fiscal year. The strongest sectors included financials and energy; the weakest sectors included consumer discretionary and information technology (IT).

Many stocks in the energy sector continued to benefit from high crude oil prices as geopolitical risks and demand from both developed and emerging markets remained strong. During the reporting period, Exxon Mobil was one of the most significant contributors to Fund performance, and it represented the largest weighting in the S&P 500 Index. For the six months ended June 2006, the company’s revenues rose 10% to $188 billion and net income rose 21% to $18.76 billion versus year-ago levels.

Many IT stocks enjoyed strong performance over the past few years, but sold off so far in 2006 over concerns of slowing IT spending and overall valuations. Primary detractors in the IT sector included large index constituents Intel and Microsoft. Intel has suffered from increased competition and loss of market share for its products used in the personal computer and server markets, leading to reduced revenues and a decline in gross margins. As a result, many investors questioned the firm’s future prospects. Microsoft has been under pressure from delays in the launch of its new operating system, Vista, and significantly higher marketing expenses for new products.

In closing

Economists believe the U.S. economy is gradually cooling, caused by the lagged effects of higher oil prices, consumers spending more than they earn and higher short- and long-term interest rates. Equity markets can exhibit fairly erratic behavior over the short-term which is why we believe that it is important for investors to remain focused on their long-term investment strategy.

We thank you for your investment in AIM S&P 500 Index Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures on the inside front cover.

Jeremy Lefkowitz

Portfolio manager, lead manager of AIM S&P 500 Index Fund. He began his investment career in 1968 and is a former director of the research division of the Futures Industry Association and of the research division of the National Options and Futures Society. Mr. Lefkowitz earned a B.S. degree in industrial engineering in 1967 and an M.B.A. in finance in 1969, both from Columbia University.

Maureen Donnellan

Portfolio manager, manager of AIM S&P 500 Index Fund. She has worked with the advisor, its affiliates and/or predecessors since 1974 and assumed her current duties in 2003. Ms. Donnellan is registered with the National Futures Association.

W. Lawson McWhorter

Portfolio manager, manager of AIM S&P 500 Index Fund. He has been associated with the advisor and/or its affiliates, and has been responsible for the Fund, since 2005.

William E. Merson

Portfolio manager, manager of AIM S&P 500 Index Fund. He joined the advisor in 1982 after serving as a pilot in the U.S. Air Force from 1968 to 1973. Mr. Merson earned a B.B.A. from Manhattan College in 1968 and an M.B.A. from New York University in 1989. He is registered with the National Futures Association.

Daniel Tsai

Portfolio manager, manager of AIM S&P 500 Index Fund. Mr. Tsai joined the advisor in 2000. He earned a B.S. in mechanical engineering from National Taiwan University in 1985 and an M.S. in mechanical engineering from the University of Michigan in 1989. He also earned an M.S. in computer science at Wayne State University in 1998. He is registered with the National Futures Association and is a CFA Level III candidate.

Anne M. Unflat

Portfolio manager, manager of AIM S&P 500 Index Fund. She has been associated with the advisor and/or its affiliates since 1988 and has been responsible for the Fund since 2006.

For a presentation of your Fund’s long-term performance, please see pages 7 and 8.

Changes to the S&P 500 Index and the Fund’s portfolio

For the year ended 7/31/06

Additions	Deletions
Amazon.com	Albertson’s
Amerprise Financial	Applied Micro Circuits
Barr Pharmaceuticals	AT&T
Boston Properties	Burlington Resources
CBS	Calpine
Chesapeake Energy	Cendant
Commerce Bancorp	Chiron
CONSOL Energy	Cinergy
Coventry Health Care	Cooper Tire & Rubber
Dean Foods	Dana
Embarq	Delphi
Estee Lauder	Delta Air Lines
Genworth Financial	Engelhard
Google	Gateway
Harman International	Georgia-Pacific
Juniper Networks	Gillette
Kimco Realty	Guidant
Legg Mason	Jefferson-Pilot
Lennar	Knight-Ridder
Murphy Oil	May Department Stores
Patterson Companies	Maytag
Public Storage	MBNA
Realogy	Mercury Interactive
SanDisk	Nextel Communications
Scripps (E.W.) “A”	Providian Financial
Tyson Foods	Reebok International
VeriSign	Scientific-Atlanta
Viacom (New)	Siebel Systems
Vornado Realty Trust	SunGard Data Systems
Whole Foods Market	Unocal
Windstream	Viacom (Old)
Wyndham Worldwide	Visteon

5

AIM S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2006, through July 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2006, appear in the table “Cumulative Total Returns” on page 8.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(2/1/06)	(7/31/06)(1)	Period(2)	(7/31/06)	Period(2)	Ratio
Investor	$1,000.00	$1,003.50	$2.98	$1,021.82	$3.01	0.60%

(1)          The actual ending account value is based on the actual total return of the Fund for the period February 1, 2006, through July 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2006, appear in the table “Cumulative Total Returns” on page 8.

(2)          Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

6

AIM S&P 500 Index Fund

Your Fund’s long-term performance

Results of a $10,000 Investment

Fund and index data from 12/23/97

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

[MOUNTAIN CHART]

	AIM S&P 500 Index Fund-	S&P 500	Lipper S&P 500
Date	Investor Class Shares	Index	Funds Index
12/23/97	$10000	$10000	$10000
12/97	10330	10338	10340
1/98	10530	10452	10455
2/98	11231	11205	11203
3/98	11810	11779	11772
4/98	11976	11899	11889
5/98	11774	11694	11681
6/98	12316	12169	12153
7/98	12210	12040	12023
8/98	10480	10300	10286
9/98	11174	10961	10944
10/98	12064	11851	11832
11/98	12790	12569	12545
12/98	13545	13293	13274
1/99	14121	13848	13819
2/99	13655	13418	13387
3/99	14202	13955	13918
4/99	14721	14495	14451
5/99	14354	14152	14104
6/99	15147	14935	14886
7/99	14662	14471	14420
8/99	14590	14398	14343
9/99	14193	14004	13949
10/99	15080	14890	14828
11/99	15385	15192	15123
12/99	16282	16086	16009
1/00	15464	15278	15202
2/00	15155	14990	14910
3/00	16630	16456	16361
4/00	16118	15960	15867
5/00	15766	15633	15537
6/00	16148	16018	15914
7/00	15883	15768	15668
8/00	16885	16747	16636
9/00	15975	15863	15758
10/00	15897	15796	15687
11/00	14592	14551	14449
12/00	14654	14623	14520
1/01	15163	15142	15029
2/01	13775	13762	13657
3/01	12892	12891	12789
4/01	13885	13891	13777
5/01	13970	13985	13865
6/01	13633	13645	13523
7/01	13489	13511	13386
8/01	12633	12667	12544
9/01	11620	11644	11526
10/01	11835	11867	11744
11/01	12724	12777	12641
12/01	12840	12889	12747
1/02	12642	12701	12557
2/02	12388	12456	12312
3/02	12854	12924	12771
4/02	12059	12141	11994
5/02	11964	12053	11901
6/02	11073	11194	11050
7/02	10207	10322	10193
8/02	10271	10389	10258
9/02	9154	9261	9141
10/02	9950	10075	9944
11/02	10526	10668	10526
12/02	9907	10041	9905
1/03	9635	9779	9643
2/03	9485	9633	9496
3/03	9581	9726	9586
4/03	10345	10527	10373
5/03	10882	11080	10916
6/03	11021	11222	11051
7/03	11201	11420	11245
8/03	11416	11642	11461
9/03	11287	11519	11334
10/03	11920	12170	11971
11/03	12017	12277	12073
12/03	12643	12920	12703
1/04	12869	13158	12932
2/04	13043	13341	13108
3/04	12838	13139	12907
4/04	12621	12933	12701
5/04	12794	13110	12872
6/04	13038	13365	13120
7/04	12594	12922	12681
8/04	12636	12974	12730
9/04	12772	13114	12864
10/04	12957	13315	13059
11/04	13479	13853	13581
12/04	13924	14324	14046
1/05	13574	13974	13701
2/05	13858	14268	13986
3/05	13610	14015	13739
4/05	13346	13749	13475
5/05	13764	14186	13898
6/05	13770	14206	13915
7/05	14277	14734	14430
8/05	14144	14600	14296
9/05	14242	14718	14407
10/05	13999	14473	14164
11/05	14518	15020	14696
12/05	14516	15026	14698
1/06	14904	15424	15086
2/06	14937	15465	15123
3/06	15113	15657	15308
4/06	15302	15867	15510
5/06	14857	15412	15060
6/06	14867	15432	15078
7/06	14961	15527	15169

Source: Lipper, Inc.

7

AIM S&P 500 Index Fund

Average Annual Total Returns

As of 7/31/06

Investor Class Shares

Inception (12/23/97)	4.79%
5 Years	2.09
1 Year	4.77

Average Annual Total Returns

As of 6/30/06, the most recent calendar quarter-end

Investor Class Shares

Inception (12/23/97)	4.77%
5 Years	1.75
1 Year	7.97

Cumulative Total Returns

6 months ended 7/31/06

Investor Class Shares	0.35%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Investor Class shares do not have a front-end or a contingent deferred sales charge; therefore, performance is at net asset value.

A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 30 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

8

AIM S&P 500 Index Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Stock Funds (the “Board”) oversees the management of AIM S&P 500 Index Fund (the “Fund”) and, as required by law, determines annually whether to approve the continuance of the Fund’s advisory agreement with A I M Advisors, Inc. (“AIM”). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Fund and AIM for another year, effective July 1, 2006.

The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board’s ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund’s proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms’ length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

The discussion below serves as a summary of the Senior Officer’s independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm’s length negotiations.

Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

• The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

• The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM’s portfolio and product review process, various back office support functions provided by AIM and AIM’s equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

• The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund’s performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. However, due to the Fund’s under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

• The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper S&P 500 Fund Index. The Board noted that the Fund’s performance was comparable to the performance of such Index for the one and three year periods and below such Index for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. However, due to the Fund’s under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

• Meetings with the Fund’s portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund’s portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

• Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

• Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was comparable to or below the total advisory fee rates for 98 separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund and above the total advisory fee rates for 21 separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund’s total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

• Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund’s rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund’s total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

• Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2007 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2007. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2007. The Board considered the effect these fee waivers/expense limitations would have on the Fund’s estimated expenses and these fee waivers/expense limitations concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

• Breakpoints and economies of scale. The Board reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund’s advisory fee schedule. The Board reviewed the level of the Fund’s advisory fees, and noted that such fees, as a percentage of the Fund’s net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2007 to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund’s fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

• Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, “cash balances”) of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

• Independent written evaluation and recommendations of the Fund’s Senior Officer. The Board noted that, upon

(continued)

9

AIM S&P 500 Index Fund

their direction, the Senior Officer of the Fund, who is independent of AIM and AIM’s affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer’s written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer’s written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider whether the advisory fee waivers for certain equity AIM Funds, including the Fund, should be simplified. The Board concluded that it would be advisable to consider this issue and reach a decision prior to the expiration date of such advisory fee waivers.

• Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM’s (and its affiliates’) investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM’s operations remain profitable, although increased expenses in recent years have reduced AIM’s profitability. Based on the review of the profitability of AIM’s and its affiliates’ investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

• Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through “soft dollar” arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

• AIM’s financial soundness in light of the Fund’s needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

• Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board’s knowledge of AIM’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

• Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board’s approval of the continuance of the Advisory Agreement for the Fund.

Approval of Sub-Advisory Agreement

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the sub-advisory agreement (the “Sub-Advisory Agreement”) between INVESCO Institutional (N.A.), Inc. (the “Sub-Advisor”) and AIM with respect to the Fund for another year, effective July 1, 2006.

The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on June 27, 2006 and as part of the Board’s ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to the Sub-Advisor under the Sub-Advisory Agreement is fair and reasonable.

Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund’s performance.

• The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate and that the Sub-Advisor currently is providing services in accordance with the terms of the Sub-Advisory Agreement.

• The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate, and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Sub-Advisory Agreement.

• The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund’s performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. However, due to the Fund’s under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

• The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper S&P 500 Fund Index. The Board noted that the Fund’s performance was comparable to the performance of such Index for the one and three year periods and below such Index for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. However, due to the Fund’s under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

• Meetings with the Fund’s portfolio managers and investment personnel. The Board is meeting periodically with the Fund’s portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreement.

• Overall performance of the Sub-Advisor. The Board considered the overall performance of the Sub-Advisor in providing investment advisory services to the Fund and concluded that such performance was satisfactory.

• Fees relative to those of clients of the Sub-Advisor with comparable investment strategies. The Board reviewed the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement and the sub-advisory fees paid thereunder. The Board noted that this rate was comparable to or above the total advisory fee rates for 13 separately managed accounts/wrap accounts managed by the Sub-Advisor with investment strategies comparable to those of the Fund and below the total advisory fee rates for 106 separately managed accounts/wrap accounts managed by the Sub-Advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund’s total operating expenses. The Board also considered the services to be provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement and the services to be provided by AIM pursuant to the Advisory Agreement, as well as the allocation of fees between AIM and the Sub-Advisor pursuant to the Sub-Advisory Agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Sub-Advisor, and that AIM and the Sub-Advisor are affiliates. Based on this review, the Board concluded that the sub-advisory fee rate under the Sub-Advisory Agreement was fair and reasonable.

• Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM’s (and its affiliates’) investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM’s operations remain profitable, although increased expenses in recent years have reduced AIM’s profitability. Based on the review of the profitability of AIM’s and its affiliates’ investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

• The Sub-Advisor’s financial soundness in light of the Fund’s needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

10

Supplement to Annual Report dated 7/31/06

AIM S&P 500 Index Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns

For periods ended 7/31/06

Inception (12/23/97)	4.82%
5 Years	2.26
1 Year	5.01
6 Months*	0.54

Average Annual Total Returns

For periods ended 6/30/06, most recent calendar quarter-end

Inception (12/23/97)	4.80%
5 Years	1.93
1 Year	8.27
6 Months*	2.62

*Cumulative total return that has not been annualized

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800-451-4246 or visit AIMinvestments.com.

A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 30 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

NASDAQ Symbol	ISIIX

Over for information on your Fund’s expenses.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[Your goals.
		Our solutions.]	[AIM Investments Logo]
		— registered trademark —	— registered trademark —

AIMinvestments.com	I-SPI-INS-1	A I M Distributors, Inc.

Information about your Fund’s expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2006, through July 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total return after expenses for the six months ended July 31, 2006, appears in the table on the front of this supplement.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(2/1/06)	(7/31/06)(1)	Period(2)	(7/31/06)	Period(2)	Ratio
Institutional	$1,000.00	$1,005.40	$1.74	$1,023.06	$1.76	0.35%

(1)   The actual ending account value is based on the actual total return of the Fund for the period February 1, 2006, through July 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total return after expenses for the six months ended July 31, 2006, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

AIMinvestments.com	I-SPI-INS-1	A I M Distributors, Inc.

AIM S&P 500 INDEX FUND

Schedule of Investments

July 31, 2006

	Shares	Value
Common Stocks & Other Equity Interests–98.61%
Advertising–0.16%
Interpublic Group of Cos., Inc. (The)(a)	8,148	$66,732
Omnicom Group Inc.	3,186	281,993
		348,725
Aerospace & Defense–2.38%
Boeing Co. (The)	14,935	1,156,268
General Dynamics Corp.	7,552	506,135
Goodrich Corp.	2,313	93,376
Honeywell International Inc.	15,459	598,263
L-3 Communications Holdings, Inc.	2,277	167,701
Lockheed Martin Corp.	6,614	527,004
Northrop Grumman Corp.	6,420	424,940
Raytheon Co.	8,334	375,613
Rockwell Collins, Inc.	3,206	171,104
United Technologies Corp.	18,900	1,175,391
		5,195,795
Agricultural Products–0.25%
Archer-Daniels-Midland Co.	12,224	537,856
Air Freight & Logistics–0.91%
FedEx Corp.	5,699	596,742
United Parcel Service, Inc.–Class B	20,260	1,396,117
		1,992,859
Airlines–0.11%
Southwest Airlines Co.	13,179	237,090
Aluminum–0.22%
Alcoa Inc.	16,226	485,969
Apparel Retail–0.25%
Gap, Inc. (The)	10,273	178,237
Limited Brands, Inc.	6,381	160,546
TJX Cos., Inc. (The)	8,574	208,948
		547,731
Apparel, Accessories & Luxury Goods–0.20%
Coach, Inc.(a)	7,190	206,425
Jones Apparel Group, Inc.	2,101	62,190
Liz Claiborne, Inc.	1,926	68,084
VF Corp.	1,639	111,157
		447,856

	Shares	Value
Application Software–0.39%
Adobe Systems Inc.(a)	11,164	$318,285
Autodesk, Inc.(a)	4,327	147,594
Citrix Systems, Inc.(a)	3,422	108,717
Compuware Corp.(a)	7,024	49,098
Intuit Inc.(a)	6,382	197,012
Parametric Technology Corp.(a)	2,041	31,554
		852,260
Asset Management & Custody Banks–1.06%
Ameriprise Financial, Inc.	4,564	203,554
Bank of New York Co., Inc. (The)	14,415	484,488
Federated Investors, Inc.–Class B	1,576	48,872
Franklin Resources, Inc.	2,865	262,004
Janus Capital Group Inc.	3,996	64,695
Legg Mason, Inc.	2,465	205,754
Mellon Financial Corp.	7,711	269,885
Northern Trust Corp.	3,447	196,824
State Street Corp.	6,198	372,252
T. Rowe Price Group Inc.	4,958	204,815
		2,313,143
Auto Parts & Equipment–0.13%
Johnson Controls, Inc.	3,641	279,483
Automobile Manufacturers–0.26%
Ford Motor Co.	35,041	233,723
General Motors Corp.	10,525	339,221
		572,944
Automotive Retail–0.06%
AutoNation, Inc.(a)	2,726	53,702
AutoZone, Inc.(a)	998	87,694
		141,396
Biotechnology–1.27%
Amgen Inc.(a)	22,026	1,536,093
Biogen Idec Inc.(a)	6,404	269,737
Genzyme Corp.(a)	4,862	331,977
Gilead Sciences, Inc.(a)	8,499	522,519
MedImmune, Inc.(a)	4,645	117,890
		2,778,216
Brewers–0.35%
Anheuser-Busch Cos., Inc.	14,450	695,767

AIM S&P 500 INDEX FUND

	Shares	Value
Brewers–(continued)
Molson Coors Brewing Co.–Class B	1,075	$76,809
		772,576
Broadcasting & Cable TV–1.02%
CBS Corp.–Class B	14,429	395,788
Clear Channel Communications, Inc.	9,400	272,130
Comcast Corp.–Class A(a)	39,466	1,356,841
Scripps Co. (E.W.) (The)–Class A	1,588	67,855
Univision Communications Inc.–Class A(a)	4,161	138,977
		2,231,591
Building Products–0.15%
American Standard Cos. Inc.	3,317	128,136
Masco Corp.	7,418	198,283
		326,419
Casinos & Gaming–0.21%
Harrah's Entertainment, Inc.	3,450	207,379
International Game Technology	6,333	244,834
		452,213
Coal & Consumable Fuels–0.06%
CONSOL Energy Inc.	3,421	140,808
Commercial Printing–0.05%
Donnelley (R.R.) & Sons Co.	4,018	117,285
Communications Equipment–2.49%
ADC Telecommunications, Inc.(a)	2,157	26,380
Andrew Corp.(a)	2,965	25,054
Avaya Inc.(a)	7,661	70,941
Ciena Corp.(a)	10,977	39,847
Cisco Systems, Inc.(a)	114,030	2,035,436
Comverse Technology, Inc.(a)	3,759	72,849
Corning Inc.(a)	29,093	554,804
JDS Uniphase Corp.(a)	31,471	67,033
Juniper Networks, Inc.(a)	10,525	141,561
Lucent Technologies Inc.(a)	83,682	178,243
Motorola, Inc.	46,137	1,050,078
QUALCOMM Inc.	31,309	1,103,955
Tellabs, Inc.(a)	8,383	78,800
		5,444,981
Computer & Electronics Retail–0.21%
Best Buy Co., Inc.	7,519	340,911
Circuit City Stores, Inc.	2,833	69,409
RadioShack Corp.	2,495	40,344
		450,664

	Shares	Value
Computer Hardware–2.88%
Apple Computer, Inc.(a)	15,886	$1,079,613
Dell Inc.(a)	42,431	919,904
Hewlett-Packard Co.	52,107	1,662,734
International Business Machines Corp.	28,959	2,241,716
NCR Corp.(a)	3,386	108,826
Sun Microsystems, Inc.(a)	65,335	284,207
		6,297,000
Computer Storage & Peripherals–0.45%
EMC Corp.(a)	44,138	448,001
Lexmark International, Inc.–Class A(a)	1,966	106,262
Network Appliance, Inc.(a)	6,964	206,761
QLogic Corp.(a)	3,002	52,505
SanDisk Corp.(a)	3,635	169,609
		983,138
Construction & Engineering–0.07%
Fluor Corp.	1,634	143,514
Construction & Farm Machinery & Heavy Trucks–0.72%
Caterpillar Inc.	12,507	886,371
Cummins Inc.	867	101,439
Deere & Co.	4,381	317,929
Navistar International Corp.(a)	1,189	26,586
PACCAR Inc.	3,114	251,456
		1,583,781
Construction Materials–0.06%
Vulcan Materials Co.	1,878	125,770
Consumer Electronics–0.05%
Harman International Industries, Inc.	1,249	100,170
Consumer Finance–0.92%
American Express Co.	23,036	1,199,254
Capital One Financial Corp.	5,660	437,801
SLM Corp.	7,666	385,600
		2,022,655
Data Processing & Outsourced Services–0.93%
Affiliated Computer Services, Inc.–Class A(a)	2,214	112,759
Automatic Data Processing, Inc.	10,787	472,039
Computer Sciences Corp.(a)	3,507	183,732
Convergys Corp.(a)	2,595	49,513
Electronic Data Systems Corp.	9,683	231,424
First Data Corp.	14,277	583,215

AIM S&P 500 INDEX FUND

	Shares	Value
Data Processing & Outsourced Services–(continued)
Fiserv, Inc.(a)	3,281	$143,248
Paychex, Inc.	6,217	212,497
Sabre Holdings Corp.–Class A	2,441	50,529
		2,038,956
Department Stores–0.65%
Dillard's, Inc.–Class A	1,187	35,646
Federated Department Stores, Inc.	10,332	362,756
J.C. Penney Co., Inc.	4,386	276,143
Kohl's Corp.(a)	6,358	360,053
Nordstrom, Inc.	4,022	137,955
Sears Holdings Corp.(a)	1,806	247,873
		1,420,426
Distillers & Vintners–0.09%
Brown-Forman Corp.–Class B	1,552	113,994
Constellation Brands, Inc.–Class A(a)	3,714	90,845
		204,839
Distributors–0.06%
Genuine Parts Co.	3,217	133,956
Diversified Banks–2.34%
Comerica Inc.	3,029	177,348
U.S. Bancorp	33,246	1,063,872
Wachovia Corp.	30,045	1,611,313
Wells Fargo & Co.	31,381	2,270,102
		5,122,635
Diversified Chemicals–0.77%
Ashland Inc.	1,326	88,192
Dow Chemical Co. (The)	17,963	621,161
E. I. du Pont de Nemours and Co.	17,229	683,302
Eastman Chemical Co.	1,526	75,735
Hercules Inc.(a)	2,076	28,857
PPG Industries, Inc.	3,093	190,343
		1,687,590
Diversified Commercial & Professional Services–0.08%
Cintas Corp.	2,555	90,192
Equifax Inc.	2,394	77,278
		167,470
Diversified Metals & Mining–0.24%
Freeport-McMoRan Copper & Gold, Inc.–Class B	3,526	192,379
Phelps Dodge Corp.	3,806	332,416
		524,795

	Shares	Value
Diversified REIT's–0.11%
Vornado Realty Trust	2,220	$232,101
Drug Retail–0.63%
CVS Corp.	15,319	501,238
Walgreen Co.	18,838	881,241
		1,382,479
Education Services–0.06%
Apollo Group, Inc.–Class A(a)	2,610	123,505
Electric Utilities–1.52%
Allegheny Energy, Inc.(a)	3,036	124,628
American Electric Power Co., Inc.	7,327	264,651
Edison International	6,063	250,887
Entergy Corp.	3,883	299,379
Exelon Corp.	12,486	722,939
FirstEnergy Corp.	6,139	343,784
FPL Group, Inc.	7,550	325,707
Pinnacle West Capital Corp.	1,852	79,655
PPL Corp.	7,077	240,760
Progress Energy, Inc.	4,724	205,730
Southern Co. (The)	13,860	468,191
		3,326,311
Electrical Components & Equipment–0.46%
American Power Conversion Corp.	3,198	53,982
Cooper Industries, Ltd.–Class A	1,725	148,626
Emerson Electric Co.	7,656	604,211
Rockwell Automation, Inc.	3,315	205,464
		1,012,283
Electronic Equipment Manufacturers–0.15%
Agilent Technologies, Inc.(a)	7,979	226,923
Symbol Technologies, Inc.	4,708	52,023
Tektronix, Inc.	1,573	42,896
		321,842
Electronic Manufacturing Services–0.11%
Jabil Circuit, Inc.	3,350	77,385
Molex Inc.	2,646	83,931
Sanmina-SCI Corp.(a)	9,904	34,268
Solectron Corp.(a)	17,128	51,726
		247,310
Environmental & Facilities Services–0.18%
Allied Waste Industries, Inc.(a)	4,499	45,710

AIM S&P 500 INDEX FUND

	Shares	Value
Environmental & Facilities Services–(continued)
Waste Management, Inc.	10,180	$349,988
		395,698
Fertilizers & Agricultural Chemicals–0.20%
Monsanto Co.	10,106	434,457
Food Distributors–0.15%
Sysco Corp.	11,526	318,118
Food Retail–0.37%
Kroger Co. (The)	13,503	309,624
Safeway Inc.	8,370	235,029
SUPERVALU Inc.	3,820	103,560
Whole Foods Market, Inc.	2,615	150,389
		798,602
Footwear–0.13%
NIKE, Inc.–Class B	3,522	278,238
Forest Products–0.14%
Louisiana-Pacific Corp.	1,943	38,860
Weyerhaeuser Co.	4,598	269,719
		308,579
Gas Utilities–0.03%
Nicor Inc.	851	37,291
Peoples Energy Corp.	739	31,193
		68,484
General Merchandise Stores–0.42%
Big Lots, Inc.(a)	2,096	33,871
Dollar General Corp.	5,792	77,729
Family Dollar Stores, Inc.	2,889	65,638
Target Corp.	16,127	740,552
		917,790
Gold–0.20%
Newmont Mining Corp.	8,385	429,564
Health Care Distributors–0.49%
AmerisourceBergen Corp.	3,920	168,560
Cardinal Health, Inc.	7,801	522,667
McKesson Corp.	5,697	287,072
Patterson Cos. Inc.	2,572	85,545
		1,063,844
Health Care Equipment–1.62%
Bard (C.R.), Inc.	1,933	137,185
Baxter International Inc.	12,230	513,660

	Shares	Value
Health Care Equipment–(continued)
Becton, Dickinson and Co.	4,603	$303,430
Biomet, Inc.	4,607	151,755
Boston Scientific Corp.(a)	22,723	386,518
Hospira, Inc.(a)	2,893	126,395
Medtronic, Inc.	22,565	1,139,984
St. Jude Medical, Inc.(a)	6,722	248,042
Stryker Corp.	5,438	247,483
Zimmer Holdings, Inc.(a)	4,634	293,054
		3,547,506
Health Care Facilities–0.27%
HCA, Inc.	7,621	374,648
Health Management Associates, Inc.–Class A	4,479	91,058
Manor Care, Inc.	1,475	73,824
Tenet Healthcare Corp.	8,753	51,818
		591,348
Health Care Services–0.60%
Caremark Rx, Inc.	8,250	435,600
Express Scripts, Inc.(a)	2,746	211,525
Laboratory Corp. of America Holdings(a)	2,315	149,132
Medco Health Solutions, Inc.	5,634	334,265
Quest Diagnostics Inc.	3,027	181,983
		1,312,505
Health Care Supplies–0.02%
Bausch & Lomb Inc.	1,004	47,489
Health Care Technology–0.05%
IMS Health Inc.	3,707	101,720
Home Entertainment Software–0.12%
Electronic Arts Inc.(a)	5,718	269,375
Home Furnishings–0.04%
Leggett & Platt, Inc.	3,394	77,451
Home Improvement Retail–1.04%
Home Depot, Inc. (The)	38,609	1,340,118
Lowe's Cos., Inc.	28,982	821,640
Sherwin-Williams Co. (The)	2,080	105,248
		2,267,006
Homebuilding–0.23%
Centex Corp.	2,266	107,204
D.R. Horton, Inc.	5,058	108,393
KB HOME	1,407	59,826
Lennar Corp.–Class A	2,603	116,432
Pulte Homes, Inc.	3,981	113,459
		505,314

AIM S&P 500 INDEX FUND

	Shares	Value
Homefurnishing Retail–0.08%
Bed Bath & Beyond Inc.(a)	5,271	$176,473
Hotels, Resorts & Cruise Lines–0.47%
Carnival Corp.(b)	8,113	316,082
Hilton Hotels Corp.	6,178	147,840
Marriott International, Inc.–Class A	6,107	214,844
Starwood Hotels & Resorts Worldwide, Inc.	4,057	213,317
Wyndham Worldwide Corp.	3,733	124,869
		1,016,952
Household Appliances–0.15%
Black & Decker Corp. (The)	1,419	100,054
Snap-on Inc.	1,085	45,581
Stanley Works (The)	1,320	59,888
Whirlpool Corp.	1,456	112,389
		317,912
Household Products–2.15%
Clorox Co. (The)	2,818	168,911
Colgate-Palmolive Co.	9,613	570,243
Kimberly-Clark Corp.	8,577	523,626
Procter & Gamble Co. (The)	61,296	3,444,835
		4,707,615
Housewares & Specialties–0.15%
Fortune Brands, Inc.	2,739	198,632
Newell Rubbermaid Inc.	5,209	137,309
		335,941
Human Resource & Employment Services–0.09%
Monster Worldwide Inc.(a)	2,396	95,840
Robert Half International Inc.	3,191	103,261
		199,101
Hypermarkets & Super Centers–1.16%
Costco Wholesale Corp.	8,806	464,605
Wal-Mart Stores, Inc.	46,704	2,078,328
		2,542,933
Independent Power Producers & Energy Traders–0.47%
AES Corp. (The)(a)	12,313	244,536
Constellation Energy Group	3,342	193,535
Dynegy Inc.–Class A(a)	6,858	38,611
TXU Corp.	8,637	554,754
		1,031,436
Industrial Conglomerates–3.91%
3M Co.	14,082	991,373

	Shares	Value
Industrial Conglomerates–(continued)
General Electric Co.	194,237	$6,349,607
Textron Inc.	2,429	218,391
Tyco International Ltd.	38,042	992,516
		8,551,887
Industrial Gases–0.27%
Air Products and Chemicals, Inc.	4,186	267,611
Praxair, Inc.	6,035	330,959
		598,570
Industrial Machinery–0.74%
Danaher Corp.	4,415	287,858
Dover Corp.	3,808	179,509
Eaton Corp.	2,805	179,800
Illinois Tool Works Inc.	7,735	353,722
Ingersoll-Rand Co. Ltd.–Class A	6,145	219,991
ITT Industries, Inc.	3,437	173,740
Pall Corp.	2,308	60,193
Parker Hannifin Corp.	2,246	162,251
		1,617,064
Industrial REIT's–0.12%
ProLogis	4,575	253,226
Insurance Brokers–0.22%
Aon Corp.	5,952	203,737
Marsh & McLennan Cos., Inc.	10,283	277,949
		481,686
Integrated Oil & Gas–6.57%
Chevron Corp.	41,403	2,723,489
ConocoPhillips	30,832	2,116,309
Exxon Mobil Corp.	113,016	7,655,704
Hess Corp.	4,503	238,209
Marathon Oil Corp.	6,769	613,542
Murphy Oil Corp.	3,102	159,629
Occidental Petroleum Corp.	7,999	861,892
		14,368,774
Integrated Telecommunication Services–2.73%
AT&T Inc.	72,624	2,177,994
BellSouth Corp.	33,786	1,323,398
CenturyTel, Inc.	2,168	83,620
Citizens Communications Co.	6,112	78,417
Embarq Corp.(a)	2,761	124,935
Qwest Communications International Inc.(a)	29,239	233,619
Verizon Communications Inc.	54,477	1,842,412

AIM S&P 500 INDEX FUND

	Shares	Value
Integrated Telecommunication Services–(continued)
Windstream Corp.	8,851	$110,903
		5,975,298
Internet Retail–0.07%
Amazon.com, Inc.(a)	5,775	155,290
Internet Software & Services–1.25%
eBay Inc.(a)	21,598	519,864
Google Inc.–Class A(a)	3,849	1,488,024
VeriSign, Inc.(a)	4,552	81,617
Yahoo! Inc.(a)	23,387	634,723
		2,724,228
Investment Banking & Brokerage–2.41%
Bear Stearns Cos. Inc. (The)	2,252	319,491
E*TRADE Financial Corp.(a)	7,964	185,641
Goldman Sachs Group, Inc. (The)	8,064	1,231,776
Lehman Brothers Holdings Inc.	10,000	649,500
Merrill Lynch & Co., Inc.	17,259	1,256,800
Morgan Stanley	19,985	1,329,002
Schwab (Charles) Corp. (The)	19,312	306,675
		5,278,885
IT Consulting & Other Services–0.02%
Unisys Corp.	6,365	32,589
Leisure Products–0.11%
Brunswick Corp.	1,766	52,221
Hasbro, Inc.	3,212	60,064
Mattel, Inc.	7,235	130,519
		242,804
Life & Health Insurance–1.21%
AFLAC Inc.	9,313	411,076
Lincoln National Corp.	5,363	303,975
MetLife, Inc.	14,170	736,840
Principal Financial Group, Inc.	5,172	279,288
Prudential Financial, Inc.	9,189	722,623
Torchmark Corp.	1,873	113,260
UnumProvident Corp.	5,557	90,190
		2,657,252
Life Sciences Tools & Services–0.26%
Applera Corp.-Applied Biosystems Group-APP	3,456	111,110
Fisher Scientific International Inc.(a)	2,318	171,787
Millipore Corp.(a)	1,003	62,838
PerkinElmer, Inc.	2,321	41,848

	Shares	Value
Life Sciences Tools & Services–(continued)
Thermo Electron Corp.(a)	3,057	$113,140
Waters Corp.(a)	1,914	77,861
		578,584
Managed Health Care–1.35%
Aetna Inc.	10,590	333,479
CIGNA Corp.	2,233	203,761
Coventry Health Care, Inc.(a)	2,983	157,204
Humana Inc.(a)	3,075	171,985
UnitedHealth Group Inc.	25,144	1,202,638
WellPoint Inc.(a)	11,906	886,997
		2,956,064
Metal & Glass Containers–0.06%
Ball Corp.	1,954	74,838
Pactiv Corp.(a)	2,662	65,246
		140,084
Motorcycle Manufacturers–0.13%
Harley-Davidson, Inc.	5,017	285,969
Movies & Entertainment–1.76%
News Corp.–Class A	44,186	850,139
Time Warner Inc.	79,987	1,319,785
Viacom Inc.–Class B(a)	13,468	469,360
Walt Disney Co. (The)	41,000	1,217,290
		3,856,574
Multi-Line Insurance–1.80%
American International Group, Inc.	48,519	2,943,648
Genworth Financial Inc.–Class A	6,813	233,686
Hartford Financial Services Group, Inc. (The)	5,661	480,279
Loews Corp.	7,583	281,026
		3,938,639
Multi-Utilities–1.45%
Ameren Corp.	3,835	197,502
CenterPoint Energy, Inc.	5,771	79,294
CMS Energy Corp.(a)	4,109	57,567
Consolidated Edison, Inc.	4,568	214,102
Dominion Resources, Inc.	6,491	509,414
DTE Energy Co.	3,309	140,037
Duke Energy Corp.	23,067	699,391
KeySpan Corp.	3,248	130,797
NiSource Inc.	5,074	115,434
PG&E Corp.	6,484	270,253
Public Service Enterprise Group Inc.	4,696	316,651

AIM S&P 500 INDEX FUND

	Shares	Value
Multi-Utilities–(continued)
Sempra Energy	4,838	$233,482
TECO Energy, Inc.	3,876	61,783
Xcel Energy, Inc.	7,617	152,645
		3,178,352
Office Electronics–0.11%
Xerox Corp.(a)	17,152	241,672
Office REIT's–0.19%
Boston Properties, Inc.	1,705	167,431
Equity Office Properties Trust	6,810	258,167
		425,598
Office Services & Supplies–0.13%
Avery Dennison Corp.	2,049	120,133
Pitney Bowes Inc.	4,124	170,404
		290,537
Oil & Gas Drilling–0.42%
Nabors Industries Ltd.(a)	5,781	204,185
Noble Corp.	2,572	184,541
Rowan Cos., Inc.	2,058	69,705
Transocean Inc.(a)	6,066	468,477
		926,908
Oil & Gas Equipment & Services–1.54%
Baker Hughes Inc.	6,370	509,281
BJ Services Co.	6,032	218,781
Halliburton Co.	19,282	643,248
National-Oilwell Varco Inc.(a)	3,251	217,947
Schlumberger Ltd.	22,039	1,473,307
Weatherford International Ltd.(a)	6,492	304,085
		3,366,649
Oil & Gas Exploration & Production–1.17%
Anadarko Petroleum Corp.	8,578	392,358
Apache Corp.	6,170	434,800
Chesapeake Energy Corp.	7,698	253,264
Devon Energy Corp.	8,224	531,599
EOG Resources, Inc.	4,514	334,713
Kerr-McGee Corp.	4,239	297,578
XTO Energy, Inc.	6,801	319,579
		2,563,891
Oil & Gas Refining & Marketing–0.43%
Sunoco, Inc.	2,466	171,486

	Shares	Value
Oil & Gas Refining & Marketing–(continued)
Valero Energy Corp.	11,496	$775,175
		946,661
Oil & Gas Storage & Transportation–0.31%
El Paso Corp.	13,038	208,608
Kinder Morgan, Inc.	1,946	198,492
Williams Cos., Inc. (The)	11,068	268,399
		675,499
Other Diversified Financial Services–5.41%
Bank of America Corp.	85,244	4,392,623
Citigroup Inc.	92,838	4,485,004
JPMorgan Chase & Co.	64,877	2,959,689
		11,837,316
Packaged Foods & Meats–0.92%
Campbell Soup Co.	3,461	126,950
ConAgra Foods, Inc.	9,664	207,776
Dean Foods Co.(a)	2,516	94,426
General Mills, Inc.	6,629	344,045
Heinz (H.J.) Co.	6,235	261,683
Hershey Co. (The)	3,335	183,325
Kellogg Co.	4,554	219,366
McCormick & Co., Inc.	2,456	86,107
Sara Lee Corp.	14,147	239,084
Tyson Foods, Inc.–Class A	4,689	66,349
Wrigley Jr. (Wm.) Co.	4,128	189,310
		2,018,421
Paper Packaging–0.10%
Bemis Co., Inc.	1,929	59,220
Sealed Air Corp.	1,523	71,947
Temple-Inland Inc.	2,063	87,760
		218,927
Paper Products–0.18%
International Paper Co.	9,207	316,077
MeadWestvaco Corp.	3,377	88,207
		404,284
Personal Products–0.18%
Alberto-Culver Co.	1,420	69,211
Avon Products, Inc.	8,385	243,081
Estee Lauder Cos. Inc. (The)–Class A	2,196	81,955
		394,247

AIM S&P 500 INDEX FUND

	Shares	Value
Pharmaceuticals–6.75%
Abbott Laboratories	28,508	$1,361,827
Allergan, Inc.	2,851	307,480
Barr Pharmaceuticals Inc.(a)	1,982	98,624
Bristol-Myers Squibb Co.	36,729	880,394
Forest Laboratories, Inc.(a)	6,064	280,824
Johnson & Johnson	55,294	3,458,640
King Pharmaceuticals, Inc.(a)	4,505	76,675
Lilly (Eli) and Co.	21,109	1,198,358
Merck & Co. Inc.	40,767	1,641,687
Mylan Laboratories Inc.	3,926	86,215
Pfizer Inc.	136,854	3,556,836
Schering-Plough Corp.	27,664	565,452
Watson Pharmaceuticals, Inc.(a)	1,904	42,631
Wyeth	25,141	1,218,584
		14,774,227
Photographic Products–0.05%
Eastman Kodak Co.	5,345	118,926
Property & Casualty Insurance–1.43%
ACE Ltd.	6,074	312,993
Allstate Corp. (The)	11,867	674,283
Ambac Financial Group, Inc.	1,974	164,059
Chubb Corp. (The)	7,749	390,705
Cincinnati Financial Corp.	3,240	152,798
MBIA Inc.	2,515	147,907
Progressive Corp. (The)	14,640	354,142
SAFECO Corp.	2,225	119,527
St. Paul Travelers Cos., Inc. (The)	13,004	595,583
XL Capital Ltd.–Class A	3,367	214,478
		3,126,475
Publishing–0.40%
Dow Jones & Co., Inc.	1,103	38,649
Gannett Co., Inc.	4,431	230,944
McGraw-Hill Cos., Inc. (The)	6,683	376,253
Meredith Corp.	807	38,114
New York Times Co. (The)–Class A	2,698	59,815
Tribune Co.	4,062	120,682
		864,457
Railroads–0.68%
Burlington Northern Santa Fe Corp.	6,811	469,346
CSX Corp.	4,138	251,094
Norfolk Southern Corp.	7,745	336,288
Union Pacific Corp.	5,032	427,720
		1,484,448

	Shares	Value
Real Estate Management & Development–0.05%
Realogy Corporation	4,666	$118,009
Regional Banks–1.97%
AmSouth Bancorp.	6,432	184,341
BB&T Corp.	10,273	431,363
Commerce Bancorp, Inc.	3,427	116,415
Compass Bancshares, Inc.	2,411	142,104
Fifth Third Bancorp	10,394	396,427
First Horizon National Corp.	2,328	97,543
Huntington Bancshares Inc.	4,580	111,523
KeyCorp	7,540	278,226
M&T Bank Corp.	1,476	179,954
Marshall & Ilsley Corp.	4,207	197,603
National City Corp.	10,132	364,752
North Fork Bancorp., Inc.	8,689	246,160
PNC Financial Services Group, Inc.	5,540	392,454
Regions Financial Corp.	8,494	308,247
SunTrust Banks, Inc.	6,791	535,606
Synovus Financial Corp.	6,028	170,351
Zions Bancorp.	1,981	162,720
		4,315,789
Residential REIT's–0.25%
Apartment Investment & Management Co.–Class A	1,814	87,235
Archstone-Smith Trust	3,992	209,460
Equity Residential	5,440	253,015
		549,710
Restaurants–0.80%
Darden Restaurants, Inc.	2,435	82,303
McDonald's Corp.	23,275	823,702
Starbucks Corp.(a)	14,336	491,152
Wendy's International, Inc.	2,177	130,968
Yum! Brands, Inc.	5,079	228,555
		1,756,680
Retail REIT's–0.21%
Kimco Realty Corp.	3,954	155,155
Simon Property Group, Inc.	3,423	292,769
		447,924
Semiconductor Equipment–0.33%
Applied Materials, Inc.	29,209	459,750
KLA-Tencor Corp.(a)	3,713	156,651
Novellus Systems, Inc.(a)	2,371	60,010
Teradyne, Inc.(a)	3,686	48,434
		724,845

AIM S&P 500 INDEX FUND

	Shares	Value
Semiconductors–2.21%
Advanced Micro Devices, Inc.(a)	9,053	$175,538
Altera Corp.(a)	6,687	115,752
Analog Devices, Inc.	6,714	217,064
Broadcom Corp.–Class A(a)	8,555	205,234
Freescale Semiconductor Inc.–Class B(a)	7,578	216,125
Intel Corp.	108,658	1,955,844
Linear Technology Corp.	5,689	184,039
LSI Logic Corp.(a)	7,409	60,754
Maxim Integrated Products, Inc.	5,966	175,281
Micron Technology, Inc.(a)	13,545	211,166
National Semiconductor Corp.	6,281	146,096
NVIDIA Corp.(a)	6,584	145,704
PMC-Sierra, Inc.(a)	3,822	19,530
Texas Instruments Inc.	29,102	866,658
Xilinx, Inc.	6,417	130,201
		4,824,986
Soft Drinks–1.77%
Coca-Cola Co. (The)	38,283	1,703,594
Coca-Cola Enterprises Inc.	5,646	121,163
Pepsi Bottling Group, Inc. (The)	2,506	83,325
PepsiCo, Inc.	30,867	1,956,350
		3,864,432
Specialized Consumer Services–0.06%
H&R Block, Inc.	6,097	138,707
Specialized Finance–0.19%
CIT Group, Inc.	3,717	170,647
Moody's Corp.	4,562	250,363
		421,010
Specialized REIT's–0.11%
Plum Creek Timber Co., Inc.	3,430	116,826
Public Storage, Inc.	1,545	124,048
		240,874
Specialty Chemicals–0.19%
Ecolab Inc.	3,392	146,093
International Flavors & Fragrances Inc.	1,475	54,575
Rohm and Haas Co.	2,714	125,170
Sigma-Aldrich Corp.	1,250	86,875
		412,713
Specialty Stores–0.29%
Office Depot, Inc.(a)	5,374	193,733
OfficeMax Inc.	1,328	54,594
Staples, Inc.	13,562	293,210

	Shares	Value
Specialty Stores–(continued)
Tiffany & Co.	2,641	$83,429
		624,966
Steel–0.26%
Allegheny Technologies, Inc.	1,628	104,013
Nucor Corp.	5,820	309,450
United States Steel Corp.	2,332	147,079
		560,542
Systems Software–2.59%
BMC Software, Inc.(a)	3,960	92,743
CA Inc.	8,492	177,992
Microsoft Corp.	163,875	3,937,916
Novell, Inc.(a)	6,332	41,095
Oracle Corp.(a)	72,743	1,088,963
Symantec Corp.(a)	19,319	335,571
		5,674,280
Thrifts & Mortgage Finance–1.56%
Countrywide Financial Corp.	11,349	406,635
Fannie Mae	18,079	866,165
Freddie Mac	12,906	746,741
Golden West Financial Corp.	4,783	352,316
MGIC Investment Corp.	1,632	92,877
Sovereign Bancorp, Inc.	6,979	144,047
Washington Mutual, Inc.	17,945	802,141
		3,410,922
Tires & Rubber–0.02%
Goodyear Tire & Rubber Co. (The)(a)	3,293	36,223
Tobacco–1.59%
Altria Group, Inc.	39,004	3,119,150
Reynolds American Inc.	1,591	201,707
UST Inc.	3,014	152,358
		3,473,215
Trading Companies & Distributors–0.04%
W.W. Grainger, Inc.	1,424	88,416
Trucking–0.03%
Ryder System, Inc.	1,138	57,355
Wireless Telecommunication Services–0.69%
ALLTEL Corp.	7,267	400,920
Sprint Nextel Corp.	55,645	1,101,771
		1,502,691
Total Common Stocks & Other Equity Interests (Cost $181,060,840)		215,727,088

AIM S&P 500 INDEX FUND

	Principal Amount	Value
U.S. Treasury Securities–0.23%
U.S. Treasury Bills–0.23%
4.79%, 09/14/06(c)	$500,000 (d)	$497,076
TOTAL INVESTMENTS (excluding Repurchase Agreements)–98.84% (Cost $181,557,916)		216,224,164
	Repurchase Amount
Repurchase Agreements–1.13%(e)
State Street Bank & Trust, Agreement dated 07/31/06, maturing value $2,469,320 (collateralized by U.S. Government obligations valued at $2,520,707; 3.25%, 02/15/09) 4.97%, 08/01/06	2,469,320	2,468,979
TOTAL INVESTMENTS–99.97% (Cost $184,026,895)		218,693,143
OTHER ASSETS LESS LIABILITIES–0.03%		68,331
NET ASSETS–100.00%		$218,761,474

Investment Abbreviations:

REIT  –  Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Each unit represents one common share and one trust share.

(c)  Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(d)  The principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 6.

(e)  Principal amount equals value at period end. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM S&P 500 INDEX FUND

Statement of Assets and Liabilities

July 31, 2006

Assets:
Investments, at value (cost $184,026,895)	$218,693,143
Receivables for:
Investments sold	53,223
Fund shares sold	173,290
Dividends and Interest	200,031
Fund expenses absorbed	26,612
Investment for trustee deferred compensation and retirement plans	20,123
Other assets	27,193
Total assets	219,193,615
Liabilities:
Payables for:
Fund shares reacquired	130,319
Trustee deferred compensation and retirement plans	29,407
Variation margin	6,250
Accrued distribution fees	42,483
Accrued trustees' and officer's fees and benefits	1,704
Accrued transfer agent fees	147,698
Accrued operating expenses	74,280
Total liabilities	432,141
Net assets applicable to shares outstanding	$218,761,474
Net assets consist of:
Shares of beneficial interest	$191,222,664
Undistributed net investment income	175,761
Undistributed net realized gain (loss) from investment securities and futures contracts	(7,337,155)
Unrealized appreciation of investment securities and futures contracts	34,700,204
$218,761,474

Net Assets:
Investor Class	$209,137,799
Institutional Class	$9,623,675
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Investor Class	15,605,321
Institutional Class	749,974
Investor Class:
Net asset value and offering price per share	$13.40
Institutional Class:
Net asset value and offering price per share	$12.83

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM S&P 500 INDEX FUND

Statement of Operations

For the year ended July 31, 2006

Investment income:
Dividends	$4,191,578
Interest	239,250
Total investment income	4,430,828
Expenses:
Advisory fees	572,538
Administrative services fees	62,673
Custodian fees	49,579
Distribution fees — Investor Class	553,486
Transfer agent fees — Investor	407,828
Transfer agent fees — Institutional	6,643
Trustees' and officer's fees and benefits	20,839
Other	159,219
Total expenses	1,832,805
Less: Expenses reimbursed and expense offset arrangements	(482,625)
Net expenses	1,350,180
Net investment income	3,080,648
Realized and unrealized gain (loss) from investment securities and futures contracts:
Net realized gain (loss) from:
Investment securities	4,360,554
Futures contracts	(174,020)
4,186,534
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,762,794
Futures contracts	(136,300)
3,626,494
Net gain from investment securities and futures contracts	7,813,028
Net increase in net assets resulting from operations	$10,893,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM S&P 500 INDEX FUND

Statement of Changes In Net Assets

For the years ended July 31, 2006 and 2005

	2006	2005
Operations:
Net investment income	$3,080,648	$3,410,584
Net realized gain from investment securities and futures contracts	4,186,534	3,015,507
Change in net unrealized appreciation of investment securities and futures contracts	3,626,494	22,658,790
Net increase in net assets resulting from operations	10,893,676	29,084,881
Distributions to shareholders from net investment income:
Investor Class	(3,089,368)	(3,187,004)
Institutional Class	(121,332)	(104,063)
Decrease in net assets resulting from distributions	(3,210,700)	(3,291,067)
Share transactions — net:
Investor Class	(28,464,160)	(29,115,766)
Institutional Class	2,559,513	889,650
Net increase (decrease) in net assets resulting from share transactions	(25,904,647)	(28,226,116)
Net increase (decrease) in net assets	(18,221,671)	(2,432,302)
Net assets:
Beginning of year	236,983,145	239,415,447
End of year (including undistributed net investment income of $175,761 and $305,813, respectively)	$218,761,474	$236,983,145

Notes to Financial Statements

July 31, 2006

NOTE 1—Significant Accounting Policies

AIM S&P 500 Index Fund (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is to seek price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

AIM S&P 500 INDEX FUND

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

AIM S&P 500 INDEX FUND

D.  Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.  Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K.  Futures Contracts — The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.  Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Investor Class and Institutional Class shares to 0.60% and 0.35% of average daily net assets, respectively, through June 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement

AIM S&P 500 INDEX FUND

arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

For the year ended July 31, 2006, AIM reimbursed $464,150 and $6,643 of class level expenses of the Investor Class and the Institutional Class shares, respectively.

At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $1,671.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2006, AIM was paid $62,673.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2006, the Fund paid AIS $407,828 for Investor Class shares and $6,643 for Institutional Class shares.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Investor Class shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets of Investor Class shares. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the year ended July 31, 2006, the Investor Class shares paid $553,486.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $10,161.

NOTE 4—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2006, the Fund paid legal fees of $4,151 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

AIM S&P 500 INDEX FUND

During the year ended July 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 6—Futures Contracts

On July 31, 2006, $500,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

Open Futures Contracts at Period End

Contract	Number of Contracts	Month/ Commitment	Value 7/31/06	Unrealized Appreciation
S&P 500 Index	10	Sept.-06/Long	$3,204,500	$33,956

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended July 31, 2006 and 2005 was as follows:

	2006	2005
Distributions paid from ordinary income	$3,210,700	$3,291,067

Tax Components of Net Assets:

As of July 31, 2006, the components of net assets on a tax basis were as follows:

2006
Undistributed ordinary income	$194,833
Undistributed long-term gain	274,417
Unrealized appreciation - investments	27,088,632
Temporary book/tax differences	(19,072)
Shares of beneficial interest	191,222,664
Total net assets	$218,761,474

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions

The Fund utilized $4,651,550 of capital loss carryforward in the current period to offset net realized gain for federal income tax purposes.

The Fund did not have a capital loss carryforward as of July 31, 2006.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2006 was $15,481,509 and $39,629,158, respectively.

  Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$47,512,468
Aggregate unrealized (depreciation) of investment securities	(20,423,836)
Net unrealized appreciation of investment securities	$27,088,632

Cost of investments for tax purposes is $191,604,511.

AIM S&P 500 INDEX FUND

NOTE 9—Share Information

The Fund currently consists of two different classes of shares: Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Investor Class and Institutional Class shares are sold at net asset value.

Changes in Shares Outstanding

	Year ended July 31, 2006		2005
	Shares	Amount	Shares	Amount
Sold:
Investor Class	3,328,740	$43,983,674	4,536,570	$55,848,517
Institutional Class	286,853	3,726,262	139,962	1,640,099
Issued as reinvestment of dividends:
Investor Class	228,835	3,030,086	252,892	3,136,907
Institutional Class	9,587	121,332	8,746	104,063
Reacquired:(a)
Investor Class	(5,692,615)	(75,477,920)	(7,225,743)	(88,101,190)
Institutional Class	(102,070)	(1,288,081)	(72,446)	(854,512)
	(1,940,670)	$(25,904,647)	(2,360,019)	$(28,226,116)

(a)  Amount is net of redemption fees of $18,529 and $684 for Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2006 and $4,356 and $121 for Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2005.

NOTE 10—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Investor Class
	Year ended July 31,
	2006		2005	2004	2003	2002
Net asset value, beginning of period	$12.97		$11.60	$10.41	$9.59	$12.78
Income from investment operations:
Net investment income	0.18		0.18	0.11	0.10	0.09
Net gains (losses) on securities (both realized and unrealized)	0.44		1.36	1.18	0.82	(3.19)
Total from investment operations	0.62		1.54	1.29	0.92	(3.10)
Less dividends from net investment income	(0.19)		(0.17)	(0.10)	(0.10)	(0.09)
Redemption fees added to shares of beneficial interest	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$13.40		$12.97	$11.60	$10.41	$9.59
Total return(a)	4.77%		13.38%	12.43%	9.73%	(24.33)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$209,138		$230,084	$234,090	$195,668	$135,578
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.60	%(b)	0.65%	0.65%	0.65%	0.65%
Without fee waivers and/or expense reimbursements	0.81	%(b)	0.83%	1.00%	1.05%	1.01%
Ratio of net investment income to average net assets	1.35	%(b)	1.46%	0.99%	1.15%	0.84%
Portfolio turnover rate	7%		4%	2%	1%	3%

(a)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)  Ratios are based on average daily net assets of $221,394,269.

AIM S&P 500 INDEX FUND

NOTE 11—Financial Highlights—(continued)

	Institutional Class
	Year ended July 31,
	2006		2005	2004	2003	2002
Net asset value, beginning of period	$12.42		$11.11	$9.97	$9.23	$12.45
Income from investment operations:
Net investment income	0.20		0.21	0.13	0.13 (a)	0.08
Net gains (losses) on securities (both realized and unrealized)	0.42		1.30	1.14	0.78	(3.11)
Total from investment operations	0.62		1.51	1.27	0.91	(3.03)
Less dividends from net investment income	(0.21)		(0.20)	(0.13)	(0.17)	(0.19)
Redemption fees added to shares of beneficial interest	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$12.83		$12.42	$11.11	$9.97	$9.23
Total return(b)	5.01%		13.70%	12.77%	9.98%	(24.50)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$9,624		$6,899	$5,325	$4,239	$338
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.35	%(c)	0.35%	0.35%	0.35%	0.35%
Without fee waivers and/or expense reimbursements	0.47	%(c)	0.46%	0.67%	2.18%	7.36%
Ratio of net investment income to average net assets	1.60	%(c)	1.76%	1.29%	1.35%	1.15%
Portfolio turnover rate	7%		4%	2%	1%	3%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $7,620,907.

NOTE 12—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

AIM S&P 500 INDEX FUND

NOTE 12—Legal Proceedings—(continued)

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing;

•  that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

************************************************************************************

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM S&P 500 INDEX FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Stock Funds
and Shareholders of AIM S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM S&P 500 Index Fund (one of the funds constituting AIM Stock Funds; hereafter referred to as the "Fund") at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

September 19, 2006
Houston, Texas

AIM S&P 500 INDEX FUND

Tax Disclosure

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2006, 100% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2006, the Fund designates 100% of the maximum amount allowable, of its dividend distributions as qualified dividend income. You should consult your tax advisor regarding treatment of the amounts.

U.S. Estate Tax for Non-Resident Alien Shareholder (Unaudited)

For its tax year ended July 31, 2006, the Fund designates 4.86% or the maximum amount allowable, of its dividend distributions as qualified interests income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your form 10425 mailing. You should consult your tax advisor regarding treatment of the amounts.

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended October 31, 2005, January 31,2006, April 30, 2006 and July 31, 2006, are 3.30%, 3.90%, 1.06% and 1.35%, respectively.

AIM S&P 500 INDEX FUND

Trustees and Officers

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Interested Persons

Robert H. Graham[1] — 1946 Trustee and Vice Chair	2003	Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC; Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm) and Trustee and Vice Chair of The AIM Family of Funds®.
		Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products; and President and Principal Executive Officer of The AIM Family of Funds®.	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, A I M Management Group Inc., AIM Mutual Fund Dealer Inc., AIM Funds Management Inc. and 1371 Preferred Inc.; Director and President, A I M Advisors, Inc., INVESCO Funds Group, Inc. and AIM GP Canada Inc.; Director, A I M Capital Management, Inc. and A I M Distributors, Inc.; Director and Chairman, AIM Investment Services, Inc., Fund Management Company and INVESCO Distributors, Inc.; Director, President and Chairman, AVZ Callco Inc., AMVESCAP Inc. and AIM Canada Holdings Inc.; Director and Chief Executive Officer, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; Trustee, President and Principal Executive Officer of The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); and Trustee and Executive Vice President, The AIM Family of Fund's® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)
		Formerly: President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; Executive Vice President and Chief Operations Officer, AIM Funds Management Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company (2 portfolios))

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Cortland Trust, Inc. (Chairman) (registered investment company (3 portfolios)); Annuity and Life Re (Holdings), Ltd. (insurance company); CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner, Dos Angelos Ranch, L.P.
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company (3 portfolios))

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche	Director, Mainstay VP Series Funds, Inc. (21 portfolios)

1  Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

2  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM S&P 500 INDEX FUND

Trustees and Officers–(continued)

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director, Vice President and Secretary, INVESCO Distributors, Inc.; Vice President and Secretary, A I M Capital Management, Inc., AIM Investment Services, Inc., and Fund Management Company; Senior Vice President and Secretary, A I M Distributors, Inc.; Director, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®
		Formerly: Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, AMVESCAP PLC; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; Vice President, AIM Investment Services, Inc. and Fund Management Company; Senior Vice President and Chief Compliance Officer of The AIM Family of Funds® and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	Senior Vice President and General Counsel, AMVESCAP PLC; Director, INVESCO Funds Group, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, General Counsel, and Vice President Fund Management Company; Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Senior Vice President, A I M Distributors, Inc.; Vice President, A I M Capital Management, Inc. and AIM Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Chief Executive Officer and President, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and General Counsel, Liberty Financial Companies, Inc. and Liberty Funds Group, LLC	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; and Vice President, Treasurer and Principal Officer of The AIM Family of Funds®
		Formerly: Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

J. Philip Ferguson — 1945 Vice President	2005	Senior Vice President and Chief Investment Officer, A I M Advisors, Inc.; Director, Chairman, Chief Executive Officer, President and Chief Investment Officer, A I M Capital Management, Inc.; Executive Vice President, A I M Management Group Inc. and Vice President of The AIM Family of Funds®
		Formerly: Senior Vice President, AIM Private Asset Management, Inc.; Chief Equity Officer, Senior Vice President and Senior Investment Officer, A I M Capital Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company, and Vice President, A I M Advisors, Inc. and The AIM Family of Funds®	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc.; and Vice President, A I M Distributors, Inc., AIM Investment Services, Inc. and Fund Management Company
		Formerly: Global Head of Product Development, AIG-Global Investment Group, Inc.; Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management; and Chief Compliance Officer, Chief Operating Officer and Deputy General Counsel, American General Investment Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

Domestic Equity

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Diversified Dividend Fund

AIM Dynamics Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund(1)

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM S&P 500 Index Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM Small Cap Growth Fund

AIM Structured Core Fund

AIM Structured Growth Fund

AIM Structured Value Fund

AIM Summit Fund

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

*Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM China Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund(1)

AIM Global Aggressive Growth Fund

AIM Global Equity Fund

AIM Global Growth Fund

AIM Global Value Fund

AIM Japan Fund

AIM International Core Equity Fund

AIM International Growth Fund

AIM International Small Company Fund(1)

AIM Trimark Fund

Sector Equity

AIM Advantage Health Sciences Fund

AIM Energy Fund

AIM Financial Services Fund

AIM Global Health Care Fund

AIM Global Real Estate Fund

AIM Gold & Precious Metals Fund

AIM Leisure Fund

AIM Multi-Sector Fund

AIM Real Estate Fund(1)

AIM Technology Fund

AIM Utilities Fund

Fixed Income

TAXABLE

AIM Enhanced Short Bond Fund

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM International Bond Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

Premier Portfolio

Premier U.S. Government Money Portfolio

TAX-FREE

AIM High Income Municipal Fund(1)

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

Premier Tax-Exempt Portfolio

AIM Allocation Solutions

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(1)   This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

If used after October 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since

1976. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $422 billion in assets under management. Data as of July 31, 2006.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM Funds, obtain a prospectus from your financial advisor and read it carefully before investing.

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ITEM 2.          CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in September, 2006, to (i) remove individuals listed in Exhibit A and any references to Exhibit A thus allowing for future flexibility and (ii) remove ambiguities found in the second paragraph of Section III. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.          AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2006	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2006 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2005	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2005 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$100,367	N/A	$93,228	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$21,045	0%	$21,802	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$121,412	0%	$115,030	0%

PWC billed the Registrant aggregate non-audit fees of $21,045 for the fiscal year ended 2006, and $21,802 for the fiscal year ended 2005, for non-audit services rendered to the Registrant.

(1)           With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

(2)                                  Tax fees for the fiscal year end July 31, 2006 includes fees billed for reviewing tax returns. Tax fees for fiscal year end July 31, 2005 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to AIM and AIM Affiliates

PWC billed AIM Advisors, Inc. (“AIM”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant (“AIM Affiliates”) aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to AIM and AIM Affiliates for fiscal year end 2006 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2006 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non-Audit Services Rendered to AIM and AIM Affiliates for fiscal year end 2005 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2005 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%
Total Fees(2)	$0	0%	$0	0%

(1)                                  With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

(2)                                  Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2006, and $0 for the fiscal year ended 2005, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.                                     Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.                                 Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.                                Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.               Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.               The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.              Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.               Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.               Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.                                    Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.                                Procedures

On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                                          Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                                          Financial information systems design and implementation

•                                          Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                                          Actuarial services

•                                          Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                                          Management functions

•                                          Human resources

•                                          Broker-dealer, investment adviser, or investment banking services

•                                          Legal services

•                                          Expert services unrelated to the audit

•                                          Any service or product provided for a contingent fee or a commission

•                                          Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•                                          Tax services for persons in financial reporting oversight roles at the Fund

•                                          Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.          AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.          SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.               DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.          PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT   INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.        CONTROLS AND PROCEDURES.

(a)                                                                                  As of September 15, 2006, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 15, 2006, the Registrant’s disclosure controls and procedures were reasonably designed to ensure:  (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and  (2)  that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)                                                                                 There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

 12(a) (1)                         Code of Ethics.

 12(a) (2)                         Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

 12(a) (3)                         Not applicable.

 12(b)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Stock Funds

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	October 6, 2006

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	October 6, 2006

By:	/s/ SIDNEY M. DILGREN
Sidney M. Dilgren
Principal Financial Officer

Date:	October 6, 2006

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.